                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
Commission Only
                                             (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             STAR SCIENTIFIC, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

Notes:

                             STAR SCIENTIFIC, INC.
                                801 Liberty Way
                               Chester, VA 23836

                               ----------------

                 Notice of 2001 Annual Meeting of Stockholders
                         To be held September 14, 2001

                               ----------------

To our stockholders:

   You are invited to the 2001 Annual Meeting of Stockholders of Star Scientific, Inc. to be held in the Conference Room of the Virginia Biotechnology Research Park, located at 800 East Leigh Street, Richmond, Virginia, on Friday, September 14, 2001, at 10:00 A.M., local time. The purpose of the meeting is to:

     1. Vote on proposals to remove certain anti-takeover provisions in our governing documents, including proposals to:

       1(a). Amend Article Eighth of the Company's Restated Certificate of Incorporation (the "Certificate") to eliminate the classification of the Board of Directors into three different classes and to make conforming changes to Article III, Sections 2, 4 and 5 of the Company's By-Laws;

       1(b). Amend Article Ninth of the Certificate to eliminate certain restrictions on stockholder actions and to make conforming changes to
    Article II, Sections 3 and 10 of the Company's By-Laws;

       1(c). Amend Article Tenth of the Certificate and Article II, Section 1 of the Company's By-Laws to eliminate supermajority voting provisions; and

       1(d). Amend Article Eleventh to provide that the Company not be subject to Section 203 of the Delaware General Corporation Law, which deals with business combinations with interested stockholders.

     2. Vote on a proposal to amend the Certificate to change the par value of our capital stock and to make other technical and conforming changes to the Certificate.

     3. Elect eight members of the Board of Directors for one-year terms if Proposal 1a is approved or, if Proposal 1(a) is not approved, to elect three members of the Board of Directors as Class Three directors to serve three-year terms.

     4. Vote on a proposal to amend the Company's 2000 Equity Incentive Plan to increase the number of shares available for issuance under that plan to 4,000,000 shares.

     5. Vote on a proposal to ratify the appointment of Aidman, Piser & Company, P. A. as independent auditors to audit the Company's 2001 financial statements.

     6. Act upon such other matters as may properly come before the meeting.

   The Board of Directors has fixed July 27, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the meeting. Consequently, only holders of our Common Stock of record on the transfer books of the Company at the close of business on July 27, 2001 will be entitled to notice of and to vote at the meeting.

   We invite all stockholders to attend the meeting. To ensure that your shares will be voted at the meeting please complete, date and sign the enclosed proxy card and return it promptly. If you attend the meeting, you may vote in person, even though you have sent in your proxy.

                                          /s/ Robert E. Pokusa
                                          Robert E. Pokusa
                                          Secretary

Chester, Virginia
August 3, 2001

                             STAR SCIENTIFIC, INC.
                                801 Liberty Way
                               Chester, VA 23836

   The 2001 Annual Meeting of Stockholders of Star Scientific, Inc. (the "Company") will be held on Friday, September 14, 2001. Copies of this proxy statement and the accompanying proxy, which is being solicited by the Company's Board of Directors (the "Board"), is being mailed on or about August 8, 2001, to holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of July 27, 2001 (the "Record Date"). If you send back a proxy, you may revoke it at any time before it is used by giving written notice of revocation to the Company at the address listed on page 30 of this proxy statement or by voting in person at the meeting. The Company will pay the expenses of this solicitation, and some of the directors, officers and regular employees of the Company may, without additional remuneration, solicit proxies personally, by telephone or mail.

   Unless you mark it otherwise, your duly executed (and otherwise unrevoked) proxy will be voted at the meeting by the persons named as proxies therein "for" the election of the nominees to the Board named below, "for" the other proposals described in this proxy statement and in their discretion with respect to any other matter that may properly come before the meeting.

Voting at the Annual Meeting; Record Date

   Only holders of record of the Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Stockholders as of the Record Date will be entitled to one vote per share on all business of the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum to conduct business at the meeting. Proxies submitted which are marked "abstain" or "withhold authority" will be deemed present at the meeting for purposes of determining the presence of a quorum to conduct business at the meeting. On the Record Date, there were 59,741,481 shares of Common Stock outstanding. Holders of Common Stock do not have cumulative voting rights.

Required Vote

   If a quorum is present:

  . the proposals to amend Articles Eighth, Ninth and Tenth of the Certificate and the Company's By-Laws (Proposals 1(a), 1(b) and 1(c)) must be approved by the affirmative vote of the holders of at least 80% of the outstanding Common Stock;

  . the proposals to amend Article Eleventh of the Certificate (Proposal
    1(d)), and amend the Certificate to change the par value of the Company's capital stock and to make other technical and conforming changes (Proposal 2) must be approved by the affirmative vote of the holders of a majority of the outstanding Common Stock;

  . the election of members of the Board (Proposal 3) will be decided by a majority of the Common Stock represented at the meeting;

  . the proposal to amend the Company's 2000 Equity Incentive Plan (Proposal
    4) and the proposal to ratify the appointment of Aidman, Piser & Company as the Company's independent accountants (Proposal 5) must be approved by the affirmative vote of a majority of the votes cast at the Annual Meeting.

   An abstention is deemed "present" but is not deemed a "vote cast." Broker "non-votes" occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions and broker "non-votes" are included in determining whether a quorum is present but are not included in the tabulation of the voting results. As such, abstentions and broker "non-votes" do not affect the voting results with respect to the election of directors or the issues requiring the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker "non-votes" will have the effect of a vote against the approval of items requiring the affirmative vote of the holders of a majority or greater of the outstanding Common Stock.

                                   Proposal 1

                 Elimination of Anti-Takeover Provisions in the
                         Company's Governing Documents

   The Board has unanimously approved and recommends that the stockholders adopt resolutions amending the Certificate and By-Laws to eliminate certain provisions currently contained in these documents that can be characterized as having an anti-takeover effect. These provisions include:

  . the classification of the Board into three different classes (the
    "Classified Board");

  . restrictions on actions by the stockholders by written consent or to call a special meeting of the stockholders;

  . supermajority voting requirements to amend certain provisions of the By-
    Laws and the Certificate; and

  . the applicability of Section 203 of the Delaware General Corporation Law
    (the "DGCL") regarding certain business combinations with so-called "interested stockholders."

   These types of provisions tend to restrict or otherwise limit the ability of a majority of stockholders from taking action that they might deem advisable. Provisions such as these also tend to discourage hostile takeovers, and tend to require an acquiror to negotiate the terms of a proposed acquisition. Although removal of these provisions may make the Company more vulnerable to hostile takeovers, the Board believes that these types of provisions can also impede active stockholder participation in the Company's affairs. Accordingly, the Board believes that the elimination of these provisions from its governing documents will promote both effective management of the Company by the Board and corporate governance by its stockholders. The text of the proposed changes to the Certificate is contained in Exhibit A, the text of the proposed changes to the By-Laws is contained in Exhibit B and the text of Section 203 of the DGCL is set forth in Exhibit C, all of which are attached to this proxy statement. The statements made in this proxy statement with respect to the Certificate, the By-Laws and Section 203 of the DGCL are qualified in their entirety by reference to the relevant exhibit.

                        PROPOSAL 1(A)--AMENDMENT TO THE
           CERTIFICATE AND BY-LAWS TO ELIMINATE THE CLASSIFIED BOARD

   This proposal would amend Article Eighth of the Certificate and would make conforming amendments to Article III, Sections 2, 4 and 5 of the By-Laws to eliminate the Classified Board. Article Eighth and these By-Law provisions currently divide the Board into three separate classes of directors, each serving a staggered three-year term, with each class being elected at different annual stockholder meetings. If Proposal 1(a) is approved, the Board will not be classified and its members would not serve staggered terms; rather all directors would serve a one-year term, and all directors would be elected at every annual stockholder meeting. Article Eighth of the Certificate and Article III, Section 4 of the By-Laws also currently provide that directors may be removed, with or without cause, only by the affirmative vote of at least 80% of the total number of shares outstanding that are entitled to vote for the election of directors, voting together as a single class. In addition, Article Eighth provides that it may not be amended, altered or repealed without the affirmative vote of at least 80% of the total number of shares outstanding that are entitled to vote for the election of directors, voting together as a single class. If Proposal 1(a) is approved, stockholders holding a majority of the shares outstanding that are entitled to vote for the election of directors, voting together as a single class, would be entitled to remove a director, with or without cause, and the provision requiring an 80% vote to amend Article Eighth would be eliminated.

Reasons for the proposal

   None of the members of the Company's current Board was in office when the Classified Board provisions of Article Eighth and the By-Laws were adopted. The Board believes that the elimination of the Classified

Board will allow stockholders to express their views annually and eradicate obstacles to removing directors that are not, in the stockholders' opinion, managing the Company in their best interests. This will promote effective management oversight, and management's attention to and representation of stockholders' interests. The Board believes that Proposal 1(a) also takes away management's ability to perpetuate itself in control of the Company without the support of the stockholders owning a majority of the Company's stock.

   Generally, a classified board extends the time required for a change in control of the board of directors of a corporation, and tends to discourage hostile takeovers because, assuming that each class of directors is equal in size, a majority stockholder could not obtain control of the board of directors until the second annual stockholders' meeting after acquiring a majority of the voting stock. Elimination of the Classified Board, therefore, may render the Company more vulnerable to takeover tactics; however, the Board is not presently aware of any proposed or threatened takeover of the Company.

Vote Required for Approval

   The affirmative vote of the holders of at least 80% of the shares entitled to vote at the Annual Meeting is required to approve this Proposal 1(a). Not returning a signed proxy, or marking the proxy "Abstain" on this Proposal, is not an affirmative vote and will have the same effect as a negative vote on this Proposal at the Annual Meeting. If you do not mark a choice on this Proposal, your otherwise duly executed (and unrevoked) proxy will be voted "For" the approval of this Proposal 1(a). If approved, this Proposal 1(a) will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal 1(a). If approved, conforming changes to Article III, Sections 2, 4 and 5 of the Company's By-Laws will also become effective as set forth in Exhibit B hereto.

   The Board recommends you vote "For" elimination of the Classified Board.

           PROPOSAL 1(B)--AMENDMENT TO THE CERTIFICATE AND BY-LAWS TO
             ELIMINATE RESTRICTIONS ON CERTAIN STOCKHOLDER ACTIONS

   This proposal would amend the Certificate to eliminate Article Ninth from the Certificate and would make conforming amendments to Article II, Sections 3 and 10 of the By-Laws, which provisions currently provide that any action requiring a vote of the stockholders may only be taken at an annual or special meeting of the stockholders duly called and not by written consent of the stockholders. Article Ninth also provides that only a resolution adopted by a majority of the Board is effective to call a special meeting of the stockholders and that the affirmative vote of the holders of at least 80% of the shares outstanding that are entitled to vote for the election of directors, voting together as a single class, is required to amend, alter or repeal Article Ninth. If adopted, Proposal 1(b) would have the effect of eliminating these restrictions on the stockholders.

Reasons for the Proposal

   None of the Company's current Board was in office when the provisions contained in Article Ninth and Article II, Sections 3 and 10 of the By-Laws were adopted. The Board believes that the provisions of Article Ninth make it cumbersome for the stockholders to take action that they deem appropriate. The Board believes that these provisions unnecessarily restrict the ability of stockholders to take such action and are not necessary to protect stockholders from inadequate or coercive offers.

   By removing the prohibition on acting by written consent, the stockholders will be able to take corporate action without a meeting of the stockholders. This will make it easier for stockholders who own a large percentage of shares to take action without seeking the approval of the remaining stockholders. For example, the Irrevocable Trust for the Benefit of Francis E. O'Donnell, Jr. M.D. (the "O'Donnell Trust") and Mr. Jonnie R. Williams together own approximately 60% of the outstanding voting stock of the Company. If

Proposal 1(b) is approved, these two stockholders together could take action without giving prior notice to the remaining stockholders. If approved by the stockholders, the Certificate will be amended to delete Article Ninth from the Certificate in its entirety and Article II, Section 3 and 10 of the By-laws will be amended as set forth in Exhibit B hereto.

Vote Required for Approval

   The affirmative vote of the holders of at least 80% of the shares entitled to vote at the Annual Meeting is required to approve this Proposal 1(b). Not returning a signed proxy, or marking the proxy "Abstain" on this Proposal, is not an affirmative vote and will have the same effect as a negative vote on this Proposal at the Annual Meeting. If you do not mark a choice on this Proposal, your otherwise duly executed (and unrevoked) proxy will be voted "For" the approval of this Proposal 1(b). If approved, this Proposal 1(b) will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal 1(b). If approved, conforming changes to Article II, Sections 3 and 10 will also become effective as set forth in Exhibit B hereto.

   The Board recommends you vote "For" the elimination of Article Ninth.

               PROPOSAL 1(C)--ELIMINATION OF SUPERMAJORITY VOTING
            REQUIREMENTS FROM THE COMPANY'S BY-LAWS AND CERTIFICATE

   This Proposal would eliminate from current Article Tenth of the Certificate provisions that require that the affirmative vote of the holders of at least 80% of the shares outstanding that are entitled to vote for the election of directors, voting together as a single class, is required to amend, alter or repeal certain provisions of the Company's By-Laws that provide for the Classified Board, permit stockholder action only at annual and special meetings and not by written consent, and permit special meetings of the stockholders only to be called by a resolution adopted by a majority of the Board. The proposal would also eliminate from Article Tenth a provision that the affirmative vote of the holders of at least 80% of the shares outstanding that are entitled to vote for the election of directors, voting together as a single class, is required to amend, alter or repeal Article Tenth. If adopted, Proposal 1(c) would have the effect of permitting a majority of the Board or the stockholders to amend the Company's By-Laws.

   This proposal would also amend Article VI, Section 1 of the Company's By-Laws to eliminate provisions requiring that the affirmative vote of the holders of at least 80% of the shares outstanding that are entitled to vote for the election of directors, voting together as a single class, is required to amend, modify or adopt provisions inconsistent with provisions in the By-Laws that provide for the Classified Board, permitting stockholder action only at annual and special meetings and not by written consent, and permitting special meetings of the stockholders only to be called by a resolution adopted by a majority of the Board. If adopted, these amendments to the By-laws would be consistent with the provisions of Proposals 1(a) and (b) if adopted by the stockholders.

Reasons for the Proposal

   None of the Company's current Board was in office when the supermajority provisions contained in Article Tenth and in the By-Laws were adopted. Elimination of these supermajority voting provisions is consistent with the Board's goal of promoting efficient and effective management of the Company and furthering stockholder participation in corporate governance. These supermajority provisions only apply to provisions in the By-Laws that provide for the Classified Board, permit stockholder action only at annual and special meetings and not by written consent, and permit special meetings of the stockholders only to be called by a resolution adopted by a majority of the Board. Elimination of the supermajority provisions is consistent with the elimination of such provisions from the Company's Certificate, as described in Proposals 1(a) and 1(b).

Vote Required for Approval

   The affirmative vote of the holders of at least 80% of the shares entitled to vote at the Annual Meeting is required to approve this Proposal 1(c). Not returning a signed proxy, or marking the proxy "Abstain" on this Proposal, is not an affirmative vote and will have the same effect as a negative vote on this Proposal at the Annual Meeting. If you do not mark a choice on this Proposal, your otherwise duly executed (and unrevoked) proxy will be voted "For" the approval of this Proposal 1(c). If approved, this Proposal 1(c) will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware, which is expected to follow shortly after the approval of this Proposal 1(c), and will have the effect of amending Article VI, Section 1 as set forth in Exhibit B hereto.

   The Board recommends you vote "For" elimination of the supermajority voting provisions contained in Article Tenth of the Certificate and in the By-Laws.

                  PROPOSAL 1(D)--AMENDMENT OF ARTICLE ELEVENTH
                 OF THE CERTIFICATE TO PROVIDE THAT THE COMPANY
                   NOT BE SUBJECT TO SECTION 203 OF THE DGCL

   Proposal 1(d), if approved by the stockholders, would have the effect of making Section 203 of the DGCL inapplicable to the Company. Section 203 of the DGCL provides that a person who acquires fifteen percent (15%) or more of the outstanding voting stock of a Delaware corporation becomes an "interested stockholder." Section 203 prohibits a corporation from engaging in mergers or certain other "business combinations" with an interested stockholder for a period of three (3) years following the time that such interested stockholder become an interested stockholder, unless (i) prior to the date the stockholder becomes an interested stockholder, the board of directors of a corporation approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder, or (ii) the interested stockholder is able to acquire ownership of at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors of the corporation who are also officers and shares owned by certain employee stock plans) in the same transaction by which the stockholder became an interested stockholder, or (iii) the interested stockholder obtains control of the board of directors, which then approves a business combination which is authorized by a vote of the holders of two-thirds of the outstanding voting stock not held by the interested stockholder.

   A "business combination" is defined broadly in the DGCL to include any merger or consolidation with the interested stockholder, any merger or consolidation caused by the interested stockholder in which the surviving corporation will not be subject to Delaware law, or the sale, lease, exchange, mortgage, pledge, transfer or other disposition to the interested stockholder of any assets of the corporation having a market value equal to or greater than 10% of the aggregate market value of the assets of the corporation. "Business combination" is also defined to include transfers of stock of the corporation or a subsidiary to the interested stockholder (except for transfers in conversion, exchange or pro rata distribution which do not increase the interested stockholder's proportionate ownership of a class or series), or any receipt by the interested stockholder (except proportionately as a stockholder) of any loans, advances, guaranties, pledges or financial benefits.

Reasons for the Proposal

   The Board believes that the provisions of Section 203 of the DGCL could unduly restrict the Company's ability to enter into transactions that could be of benefit to the Company and its stockholders. Because the definition of "business combination" contains provisions that would require a disinterested stockholder vote for transactions that are not otherwise intended to result in a change of control of the Company, Section 203 could affect the manner and method by which the Company effects certain corporate finance and reorganization transactions.

   At present, the Company has two stockholders who meet the definition of "interested stockholder": the O'Donnell Trust and Mr. Jonnie R. Williams. Because both the O'Donnell Trust and Mr. Williams acquired their shares in a transaction that was approved by the Company's Board in accordance with Section 203 of the DGCL, the provisions of Section 203 of the DGCL would not apply to "business combinations" with either the O'Donnell Trust or Mr. Williams. The Company is not now contemplating any such "business combination" with either the O'Donnell Trust, Mr. Williams or any other person who, as a result of such a transaction, would become an "interested stockholder", and neither the O'Donnell Trust nor Mr. Williams have advised the Company that either have any plans or proposals that would result in a "business combination" with the Company.

   The Board believes that amending Article Eleventh of the Certificate to provide that the Company not be subject to Section 203 of the DGCL is consistent with its desire to promote effective management and full stockholder participation in corporate governance issues.

Vote Required for Approval

   The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required to approve this Proposal 1(d). Not returning a signed proxy, or marking the proxy "Abstain" on this Proposal, is not an affirmative vote and will have the same effect as a negative vote on this Proposal at the Annual Meeting. If you do not mark a choice on this Proposal, your otherwise duly executed (and unrevoked) proxy will be voted "For" the approval of this Proposal 1(d). If approved, this Proposal 1(d) will become effective 12 months after its adoption.

   The Board recommends you vote "For" amending Article Eleventh to provide that Section 203 of the DGCL not apply to the Company.

                                   Proposal 2

                    Amendments to the Certificate to Change
                  Par Value of the Company's Capital Stock and
                 to Make Other Technical and Conforming Changes

   The Board has unanimously approved and recommends that the stockholders approve amendments to the Certificate to reduce the par value of the capital stock of the Company from $.01 to $.0001 per share as set forth in Article Fourth, and to make certain technical and conforming changes to the Certificate, which changes are to revise the statement of the Company's business and purpose contained in Article Third to eliminate references to ophthalmic products and medical devices, to use a uniform definition of the term "Corporation" to mean the Company throughout the Certificate and to renumber certain articles of the Certificate, assuming that Proposal 1(b) is approved. The text of these proposed changes is included in Exhibit A.

Reasons for the Proposals

 Amendment to Article Third

   Article Third of the Certificate currently states that the Company's business purpose includes engaging in the design, manufacturing, marketing, sale and distribution of intraocular lenses, corneal inlays, irrigating solutions, surgical fluids and other ophthalmic products and medical devices of every kind, nature and description. As the Company no longer engages in such business, the Board has determined that it is in the best interests of the Company and its stockholders to modify the description of the Company's business in Article Third to delete such references. Article Third presently includes a provision that permits the Company to engage in any lawful act or activity for which corporations may be organized under the DGCL.

 Amendment to Article Fourth

   Under the laws of the State of Delaware, the Company is required to pay annual franchise taxes to the State of Delaware based on the par value of its capital stock. The Board has determined that a reduction in the par value of the Company's capital stock from $.01 to $.0001 would have a negligible accounting impact and result in significant franchise tax savings to the Company. Accordingly, the Board recommends that the stockholders approve changes to Article Third of the Certificate to change the par value of the Company's capital stock.

 Clarifying Amendments

   For clarity purposes, the Board recommends that the Company be defined as the "Corporation" in Article First of the Certificate and that all subsequent references to the "corporation" throughout the Certificate be amended to read the "Corporation." If Proposal 1(b) is approved and Article Ninth is eliminated from the Certificate, the articles following deleted Article Ninth will be appropriately renumbered.

Vote Required for Approval

   The affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting is required to approve this Proposal 2. Not returning a signed proxy, or marking the proxy "Abstain" on this Proposal, is not an affirmative vote and will have the same effect as a negative vote on this Proposal at the Annual Meeting. If you do not mark a choice on this Proposal, your otherwise duly executed (and unrevoked) proxy will be voted "For" the approval of this Proposal 2. If Proposal 2 is approved by the stockholders and each of the proposals contained in Proposal 1 are approved, these changes will become effective upon the filing of the Company's proposed Second Amended and Restated Certificate of Incorporation as set forth in Exhibit A.

   The Board recommends you vote "For" Amendments to the Certificate to Reduce the Par Value of the Company's Capital Stock and to Make Other Technical and Conforming Changes to the Certificate.

                                   Proposal 3

                             Election of Directors

   If Proposal 1(a) is approved, which will result in the elimination of the Classified Board, each of the nominees listed below would, if elected, serve a one-year term expiring at the 2002 Annual Meeting of Stockholders. If Proposal 1(a) is approved, the persons named in the accompanying proxy intend to vote "For" the election of the nominees identified below unless authority to vote "For" one or more of such nominees is specifically withheld in the proxy.

   If Proposal 1(a) is not approved, then:

  . Messrs. DeLorenzo, Miller and Tonkin are nominees to serve as Class Three directors of the Company and will, if elected, serve three-year terms expiring at the 2004 Annual Meeting of Stockholders;

  . Messrs. Williams and Leader will continue to serve as Class Two directors of the Company with terms expiring at the 2003 Annual Meeting of Stockholders; and

  . Messrs. Kelley, Perito and Prager will continue to serve as Class One directors of the Company with terms expiring at the 2002 Annual Meeting of Stockholders.

   If Proposal 1(a) is not approved, the persons named in the accompanying proxy intend to vote "For" the election of Messrs. DeLorenzo, Miller and Tonkin as Class Three directors unless authority to vote "For" one or more of such nominees is specifically withheld in the proxy.

   Each of the nominees has indicated his willingness to serve as a director. If any of the nominees declines to serve or becomes unavailable for election as a director at the Annual Meeting, and if the Board designates an additional nominee or nominees, the persons named in the proxy will vote "For" such person or persons.

Nominees for election as directors at the 2001 Annual Meeting of Stockholders to serve one-year terms expiring at the 2002 Annual Meeting of Stockholders if Proposal 1(a) is approved or as Class Three directors with three-year terms expiring at the 2004 Annual Meeting of Stockholders if Proposal 1(a) is not approved

   Robert J. DeLorenzo, M.D., Ph.D., M.P.H. Dr. DeLorenzo, 52, is a Class Three director of the Company. He has served as a director of the Company from February 1998 and served as Chairman of the Company's Board from February 1998 until August 2000. Dr. DeLorenzo served as the Company's Chief Executive Officer from October 1998 through November 1999. Since 1985, he has served as Chairman of the Department of Neurology, the George B. Bliley Professor of Neurology, and Professor of Pharmacology and Toxicology and Biochemistry and Biophysics at Virginia Commonwealth University, as well as Neurologist-in-Chief of the Medical College of Virginia Hospitals and Director of the Molecular Neurobiology Laboratories at the Medical College of Virginia. Prior to 1985, Dr. DeLorenzo was on the neurology faculty at Yale University. Dr. DeLorenzo has authored over 300 original publications and has received numerous research awards including the Jacob Javits Award from the National Institutes of Health and the Jordi-Folch-Pi Award from the American Society of Neurochemistry. He serves on the editorial boards of several scientific journals and served on and chaired National Institutes of Health Study Sections. Dr. DeLorenzo holds a Ph.D. in neuropharmacology from Yale University, an M.D. from Yale University School of Medicine and an M.P.H. from the Yale School of Epidemiology and Public Health.

   Christopher G. Miller. Mr. Miller, 42, is a Class Three director of the Company. He has served as a director of the Company since June 2000, as the Company's Acting Chief Financial Officer from April 2000 until September 2000, and as Chief Financial Officer beginning in September 2000. He also serves as Chief Executive Officer of The Special Opportunities Group LLC, a management company of four investment funds. Prior to his service at The Special Opportunities Group LLC, Mr. Miller served as Chief Financial Officer of The Gilder Group from 1998 to 1999, Chief Executive Officer of American Healthcare Ltd. from 1994 to 1998, Chief Executive Officer of International Medical Care, Ltd. from 1992 to 1993, and Chief Financial Officer and Executive Vice President of Hospital Corporation International from 1991 to 1992. Upon his graduation from Harvard Business School, Mr. Miller was employed by Bear Stearns Companies Inc. in New York as an Associate in Investment Banking. Mr. Miller serves on the boards of XiTec, SignalQuest, Ana Mandara LLC and Zhou Li's Marco Polo Collections. Mr. Miller graduated from the U.S. Military Academy at West Point in 1980 with a B.S. in Engineering and received an MBA from Harvard Business School in 1987.

   Leo S. Tonkin. Mr. Tonkin, 63, is a Class Three Director of the Company. He has served as a director of the Company since October 1998. He is Founding Director of the Washington Workshops Foundation, established in 1967 and serves as President of Travel Seminars, Inc. He served as a member of the White House Conference on Youth in 1971, Special Assistant to the Chairman of the U.S. House of Representatives Select Committee on Crime, Legal Consultant to the U.S. House of Representatives Higher Education Subcommittee, and Executive Director of the Commissioners' Council on Higher Education in Washington, D.C. He has served as Chairman of the Board of Trustees of St. Thomas Aquinas College and as a Board member of Southeastern University and Immaculata College. He is a vice president of the London, England Federation of Youth Clubs and advisor to the Retinitis Pigmentosa Foundation in California. Mr. Tonkin is a graduate of Johns Hopkins University and received his law degree from Harvard Law School.

Nominees for election as directors at the 2001 Annual Meeting of Stockholders to serve one-year terms expiring at the 2002 Annual Meeting of Stockholders if Proposal 1(a) is approved. If Proposal 1(a) is not approved, Messrs. Williams and Leader will continue to serve as Class Two directors of the Company with terms expiring at the 2003 Annual Meeting of Stockholders and Messrs. Kelley, Perito and Prager will continue to serve as Class One Directors of the Company with terms expiring at the 2002 Annual Meeting of Stockholders.

   Whitmore B. Kelley. Mr. Kelley, 58, has served as a director of the Company since April 2001. Mr. Kelley is the sole shareholder of Berkshire Corporation, which he founded in 1967. Berkshire is a leader in the engineering and production of contamination control products for critical environments. From 1999 to July 2001, Mr. Kelley served as Chairman of The Special Opportunities Group LLC, a management company of four investment funds. Mr. Kelley also serves on the Board of Directors of various corporations and non-profit organizations in the United States, Asia and Europe, including Berkshire Holdings, PJC Technologies and Ana Mandara LLC.

   Martin Leader. Mr. Leader, 60, has served as a director of the Company since June 2000. Mr. Leader currently is a partner at the law firm of Shaw Pittman in Washington, D.C. Prior to his service at Shaw Pittman, Mr. Leader was a senior partner with the law firm of Fisher, Wayland, Cooper, Leader & Zaragoz in Washington, D.C. from 1973 to 1999. He is currently a principal and director of OnlineLaunch. Mr. Leader has served on the staff of the Office of Opinions and Review of the Federal Communications Commission. He is a member of the District of Columbia Bar and of the Federal Communications Bar Association. Mr. Leader graduated from Tufts University and Vanderbilt University Law School.

   Paul L. Perito. Mr. Perito, 64, is the Company's Chairman, President and Chief Operating Officer. He has served as Chairman of the Company since August 2000, as a director of the Company since December 1999 and as the Company's President and Chief Operating Officer since November 1999. Mr. Perito served as the Company's Executive Vice President, General Counsel and Chief Ethics Officer from June 1999 through November 1999. Previously, Mr. Perito was a senior partner in the law firm of Paul, Hastings, Janofsky & Walker LLP from July 1991 until June 1999 when he became a senior counsel to the firm at the time he joined the Company. Mr. Perito resigned his position as senior counsel to Paul Hastings as of March 31, 2001 after serving as National Co-Chair of the White Collar Corporate Defense Practice Group at Paul Hastings since 1991, and Chair of the Litigation Department in that firm's Washington, D.C. office since 1995. Prior to his re-entry into private practice, he served as Chief Counsel and Deputy Director of the White House Special Action Office on Drug Abuse Prevention from 1971 to 1973. Mr. Perito was confirmed by the Senate for that position in March 1972. From 1970 to 1971, Mr. Perito served as Chief Counsel and Staff Director to the U.S. House of Representatives Select Committee on Crime. Immediately prior to serving the Congress, Mr. Perito was an Assistant United States Attorney in the Southern District of New York, U.S. Department of Justice from 1966 to 1970. Mr. Perito graduated from Tufts University and Harvard Law School. Mr. Perito was a Rotary International Scholar at the Victoria University of Manchester in Manchester, England and in Lund University, Lund, Sweden in P.P.E. in 1960-61 before entering Harvard Law School. Mr. Perito graduated from Harvard Law School (LLB/JD), as an Edward John Noble Scholar, in 1964 and was thereafter admitted to the Bar of the Commonwealth of Massachusetts. He is also a member of the District of Columbia Bar and is admitted to practice in numerous federal District Courts, Courts of Appeal and the United States Supreme Court.

   Elliot D. Prager, M.D. Dr. Prager, 58, has served as a director of the Company since August 1999. From 1974 to 2000, he performed colon and rectal surgery at the Sansum Medical Clinic in Santa Barbara, California, and served on its Board from 1980 to 1986. From 1995 to September 1999, he served as Chairman of the Residency Review Committee for Colon and Rectal Surgery. From 1998 to the present he has served as Medical Director of the Cottage Hospital Operating Room. He holds an appointment as Associate Clinical Professor at the University of Southern California. Dr. Prager graduated from Dartmouth College and holds his M.D. from Harvard Medical School.

   Jonnie R. Williams. Mr. Williams, 44, is the Company's Chief Executive Officer. Mr. Williams was one of the original founders of Star Tobacco & Pharmaceuticals, Inc. ("ST&P"), a wholly-owned subsidiary of the Company, and has served as Chief Operating Officer, Executive Vice President and a director of the Company since October 1998. On July 1, 1999, in order to concentrate upon the expanding demands of Star's sales and new product development, Mr. Williams resigned as Chief Operating Officer and Executive Vice President to assume the primary responsibilities of Director of Product Development and Sales. Mr. Williams, a principal stockholder of the Company, is also the inventor of the StarCured(TM) tobacco curing process for reducing and/or virtually eliminating the formation of carginogenic tobacco specific nitrosamines ("TSNAs") in tobacco and tobacco smoke. Mr. Williams has been involved in venture capital start-up bio-tech companies for over a decade where he has been either a major shareholder or a co-founder of the following companies: LaserSight, LaserVision, VISX and APP (a New York-based pharmaceutical company). Also, Mr. Williams is a partner in Regent Court Technologies, and is a principal in Jonnie Williams Venture Capital Corp., as well as a principal in Hopkins Capital Partners, Ltd., a closely held bio-tech company engaged in developing drugs for the treatment of AIDS and cancer, some of which are now undergoing FDA clinical trials.

   The Board recommends that you vote "For" each of the nominees listed above.

                                   Proposal 4

            Approval of Amendment to the 2000 Equity Incentive Plan

   The Company relies on stock options to attract and retain outstanding individuals to serve as its directors, executive officers, employees and consultants, and to align their interests with the interests of its stockholders. The Company issues options out of the 1998 Stock Option Plan (the "1998 Plan") and the 2000 Equity Incentive Plan (the "2000 Plan"). The Company reserved 4,000,000 shares of common stock for issuance under the 1998 Plan and 1,000,000 shares for issuance under the 2000 Plan. There are currently 1,562,500 shares remaining for stock awards under the 1998 Plan and 296,000 shares remaining under the 2000 Plan.

   Due to the Company's ongoing expansion plans, the Board is concerned that the number of shares of Common Stock remaining available for issuance under the 1998 Plan and the 2000 Plan are not sufficient to enable the Company to attract and retain qualified individuals to serve as directors, officers, employees or consultants. The Board has adopted an amendment to the 2000 Plan which increases the number of shares of Common Stock available for issuance under the 2000 Plan to 4,000,000.

   Stockholders are requested to approve the amendment to the 2000 Plan to increase the number of shares authorized for issuance from 1,000,000 to 4,000,000. The principal features of the 2000 Plan, as amended, are described in summary form below. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the amendment to the 2000 Plan.

Summary of the 2000 Plan

 General

   The following is a summary of the 2000 Plan, assuming that the stockholders approve this Proposal 4 to increase the number of shares available for issuance under the 2000 Plan. A copy of the 2000 Plan as proposed to be amended is included as Exhibit D to this Proxy Statement. The following summary is qualified in its entirety by reference to the 2000 Plan.

   The 2000 Plan provides for the award of options to purchase Common Stock and/or restricted shares of Common Stock to directors, officers, employees and consultants or advisors of the Company and certain affiliated entities. Both incentive stock options and non-statutory stock options may be granted. Incentive stock options are intended to be treated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

 Administration

   The 2000 Plan is administered by the Board of the Company. Subject to the express provisions of the 2000 Plan, the Board may delegate any or all of its powers under the 2000 Plan to a committee of the Board which would then have the authority to administer and interpret the 2000 Plan, including the authority to determine when and to whom stock options and/or restricted shares (collectively, "Awards") will be granted, to set the specific terms of individual Awards, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the 2000 Plan. The Board has delegated such authority to the Company's Compensation Committee.

 Shares Allocated

   If this Proposal 4 is approved, up to 4,000,000 shares of Common Stock will be available for issuance under the 2000 Plan. In addition, under provisions of the 2000 Plan, the maximum number of shares of Common Stock available for issuance will be automatically increased by those number of shares of Common Stock that are covered by options granted under the 1998 Plan that remain unexercised at the time such options are cancelled, expire or are terminated pursuant to the terms of the 1998 Plan. As of the Record Date, the Company has issued options to purchase 2,437,500 shares of its Common Stock under the 1998 Plan, of which 2,437,500 remain unexercised. Accordingly, if Proposal 4 is approved, and all options issued under the 1998 Plan are cancelled, expire or are terminated prior to exercise (events not now anticipated), it is possible that up to 6,437,500 shares of Common Stock, in the aggregate, would be available for issuance under the 2000 Plan. If options granted under the 2000 Plan expire or otherwise terminate without being exercised, or if restricted shares granted under the 2000 Plan are forfeited following their award, the shares of Common Stock not purchased pursuant to such options or such lapsed restricted shares of Common Stock, as the case may be, will again become available for issuance under the 2000 Plan.

 Amendment, Modification and Termination of the 2000 Plan

   The Board may at any time and from time to time amend, modify or terminate the 2000 Plan. No amendment, modification or termination may become effective without approval by the stockholders, if stockholder approval is required by law, or if the Board determines that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the 2000 Plan will in any manner adversely affect any outstanding stock options or restricted shares awarded without the consent of the participant holding such stock options or restricted shares. With the consent of the optionee or holder of restricted shares affected, the Board may amend outstanding option agreements or restricted share agreements in a manner not inconsistent with the 2000 Plan. Unless earlier terminated by the Board, the 2000 Plan will terminate on the earlier of August 4, 2010 or the date on which all shares available for issuance under the 2000 Plan shall have been issued (without being subject to forfeiture) pursuant to the award of restricted shares or the exercise of stock options granted under the 2000 Plan.

 Eligibility

   Eligible participants in the 2000 Plan include persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to, the Company or any subsidiary of the Company. No individual may be granted an incentive stock option unless such individual is an employee of the Company or any subsidiary of the Company. No individual may be granted, in any twelve-month period, stock options under the 2000 Plan which are exercisable with respect to more than 500,000 shares of Common Stock.

   No incentive stock option may be granted under the 2000 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the Common Stock on the date such option is authorized to be granted, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 2000 Plan, the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company and its affiliates) may not exceed $100,000.

 Other Key Elements of the 2000 Plan

   The purchase price per share of stock deliverable upon the exercise of an option under the 2000 Plan will be not less than the fair market value of the Common Stock on the date such option is authorized to be granted (the "Value Date"). The term "fair market value" is defined in the 2000 Plan as (i) the closing price of the Common Stock, as reported on NASDAQ or, if the Common Stock is listed on a stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the Value Date for which a closing price is available or (ii) if the Board determines, in the exercise of its business judgment, that such closing price does not properly reflect the fair market value of the Common Stock on the Value Date, then such other price as may then be determined in good faith by the Board. If the Common Stock is not reported on NASDAQ or listed on any stock exchange, then the fair market value shall be determined in good faith by the Board. As of the Record Date, the closing price of the Common Stock on the NASDAQ National Market System was $2.50.

   Options under the 2000 Plan will be granted without consideration and, except as otherwise approved by the Board with respect to non-statutory stock options, are nontransferable except by will or the laws of descent and distribution. The maximum term of options granted under the 2000 Plan is ten years, except that in certain cases with respect to incentive stock options the maximum term is five years. Options granted under the 2000 Plan generally expire within three months after termination of the optionee's employment by the Company or any affiliate of the Company, unless (a) such termination is due to such person's disability, in which case the option may provide that it may be exercised at any time within one year after such termination; (b) the optionee dies while employed by or serving as a consultant, advisor or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may provide that it may be exercised within one year of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option agreement by its terms provides for exercise during a longer period of time following termination of such relationship. Subject to the preceding sentence, and except as provided under the Internal Revenue Code with respect to incentive stock options, if at any time during the last six months of the term of any option granted under the 2000 Plan, the optionee is precluded from selling shares of Common Stock underlying such option solely because of the application to such optionee of the policies contained in the Company's "Insider Trading Compliance Manual" (or similar successor policies), the term of such option is extended by six months beginning with the first day such optionee is no longer so precluded.

   Payment of the exercise price of an option must be in cash or, in the sole discretion of the Board, in capital stock of the Company, or by the surrender of other rights to purchase capital stock of the Company (including options). The Company may, in its sole discretion, make loans to an optionee in an amount equal to all or part of the exercise price of options held by such optionee.

   Restricted shares under the 2000 Plan may be awarded on such terms and conditions as the Board may approve. Subject to the terms of the 2000 Plan, the Board will determine the number of restricted shares to be awarded to each recipient and different terms and conditions may be imposed on awards of restricted shares to the same or different recipients. The Board also may require a recipient to remain in the employment or service (including service as a director, advisor or consultant) of the Company or any affiliate of the Company, for a specified minimum period of time, or else forfeit all or a portion of such restricted shares.

   All awards immediately become exercisable in full, in the case of options, or fully vested and no longer subject to any forfeiture (unless otherwise provided in the applicable award agreement), in the case of restricted shares,
(i) upon any merger or consolidation of the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than 50% of the combined voting power of the resulting outstanding voting securities in substantially the same proportion as their pre-merger or pre-consolidation ownership; (ii) upon any transfer of all or substantially all of the business and/or assets of the Company, or assets representing over 50% of the operating revenue of the Company; or (iii) at such time as any person who was not, on August 4, 2000, a controlling person (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Company ("Controlling Person") becomes either (x) the beneficial owner of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or
(y) a Controlling Person.

 Federal Income Tax Consequences

  Stock Options

   There are no federal income tax consequences to an optionee by reason of the grant of an incentive stock option under the 2000 Plan. No income or gain must be recognized upon the exercise of an incentive stock option unless the option holder (i) is subject to the alternative minimum tax, (ii) is utilizing the net issuance method of exercising his incentive stock options or (iii) has ceased to be an employee for more than three (3) months before the date of exercise. However, income or gain must be recognized upon the disposition of shares obtained upon exercise of an incentive stock option. If the shares are held for at least two years from the date of grant of the option and one year from the date of issuance, any gain recognized on disposition of the shares would generally be treated as a long-term capital gain for federal income tax purposes. However, if the shares are disposed of within the periods described in the preceding sentence (a "disqualifying disposition"), in general, the option holder would recognize ordinary income upon such disposition equal to the excess, if any, of (i) the lesser of (A) the fair market value of the shares on the date of exercise and (B) the amount received by the option holder from such disposition, over (ii) the exercise price. Currently, the federal maximum tax rate imposed on net capital gain with respect to individuals is 20 percent, while the federal maximum ordinary income tax rate with respect to individuals is 39.1 percent. Net capital gain means the excess of net long term capital gain over net short-term capital loss, if any. The Company will generally not be entitled to take an income tax deduction upon the grant or exercise of an incentive stock option, but will be entitled to a business deduction with respect to any income recognized by an option holder upon a disqualifying disposition (provided the Company satisfies certain reporting requirements).

   There are no federal income tax consequences to an optionee by reason of the grant of a non-statutory stock option under the 2000 Plan. Taxable ordinary income will normally be recognized by an optionee upon the exercise of a non-statutory stock option in an amount equal to the excess of the fair market value of the shares purchased on the date of exercise over the exercise price. The Company will be entitled to a business deduction in the amount of the ordinary income recognized by the optionee, provided the Company satisfies certain reporting requirements. Upon disposition of such shares the optionee will generally recognize a capital gain or loss in an amount equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the option. The Company will not realize any tax consequences as a result of the disposition of shares acquired upon exercise of a non-statutory stock option.

   If an option holder utilizes the net issuance method to exercise either an incentive stock option or a non-statutory stock option, in addition to any federal income tax consequences described above, such holder would recognize ordinary income equal to the consideration received or deemed received by the holder with respect to the stock options surrendered to the Company in order to pay for such exercise. If an option holder pays the exercise price in Common Stock, special rules would apply which could affect such holder's basis in, and holding period of, the shares acquired upon exercise, and, consequently, the amount and character of the gain or loss recognized by the option holder upon subsequent disposition of such shares.

  Restricted Shares

   Generally, there will be no federal income tax consequences to either the Company or a recipient upon the award of restricted shares under the 2000 Plan which are not vested and are subject to forfeiture. A recipient will recognize compensation income, for federal income tax purposes, to the extent that any of the restricted shares are no longer subject to forfeiture, in an amount equal to the fair market value of the shares that unconditionally vest at such time less the amount paid (if any) by the recipient for such shares. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient provided the Company meets certain reporting requirements. The Company may claim this deduction in its tax year ending with, or immediately after, the end of the recipient's tax year in which the recipient recognized such income. To accelerate the timing of the tax event to the recipient, a recipient who is awarded restricted shares may elect to recognize ordinary income in the taxable year in which the restricted shares are awarded, in an amount equal to the fair market value of the restricted shares received (even if such restricted shares are subject to forfeiture) less the amount paid (if any) by the recipient for such restricted shares. For purposes of this election, fair market value will be determined as of the date the restricted share award is made.

  Section 162(m)

   Under Section 162(m) of the Internal Revenue Code and regulations thereunder, no federal income tax deduction by a publicly-held company is allowed for certain types of compensation paid to certain highly compensated employees to the extent that the amount of such compensation for a taxable year for any such individual exceeds $1 million. Section 162(m) excludes "performance based" compensation from its deductibility limits. Compensation realized upon the exercise of stock options is considered "performance based" if, among other requirements, the plan pursuant to which the options are granted has been approved by the sponsoring company's stockholders, it has a limit on the total number of shares that may be covered by options issuable to any plan participant in any given period and the option exercise price is at least equal to the fair market value of the underlying stock on the date of grant. The 2000 Plan meets these requirements. Restricted shares awarded under the 2000 Plan will not be deemed to be "performance based" compensation and therefore will not be excluded from the Section 162(m) deductibility limits.

  New Plan Benefits Table

   The following table sets forth the number of options currently granted under the 2000 Plan to each named individual or group. Under the 2000 Plan, each Independent Director of the Company, as classified as such by the Board, is granted a stock option under the 2000 Plan to purchase up to 50,000 shares of Common Stock on the date such Independent Director is first elected to the Board. In addition, each Independent Director receives a stock option issued under the 2000 Plan on each anniversary of such Independent Director's initial election to the Board to purchase 25,000 shares of Common Stock. Other than those set forth in the following table, the benefits that would be received by the executive officers and employees of the Company are not determinable at this time and are at the discretion of the Board of Directors.

Name                                                           Number of Options
----                                                           -----------------
Jonnie R. Williams............................................          --
Paul L. Perito................................................          --
David M. Dean.................................................      350,000
Sheldon L. Bogaz..............................................      150,000
Robert G. DeLorenzo...........................................            0
Whitmore B. Kelley............................................       50,000
Martin Leader.................................................          --
Christopher G. Miller.........................................       50,000
Elliot D. Prager..............................................       25,000
Leo S. Tonkin.................................................       25,000
All non-executive directors(1)................................      100,000
All employees.................................................      479,000

--------
(1)  Messrs. DeLorenzo, Kelley, Leader, Prager and Tonkin

  The Board recommends that you vote "For" approval of the amendment to the 2000 Plan.

                                   Proposal 5

              Ratification of Appointment of Independent Auditors

   Subject to stockholder ratification, the Board has appointed the firm of Aidman, Piser & Company, P. A. ("Aidman, Piser") as independent auditors to audit the Company's financial statements for 2001. Although ratification is not required by law, the Board believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Board, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Board. Representatives of Aidman, Piser are expected to be present at the Annual Meeting, at which they will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

   The following is a summary of the fees that the Company incurred to Aidman, Piser during 2000:

 Audit Fees

   Aidman, Piser billed the Company $227,418 for professional services for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the interim financial statements included in our Form 10-Q filed during the fiscal year ended December 31, 2000.

 Financial Information Systems Design and Implementation Fees

   Aidman, Piser did not provide any professional services to the Company during the year ended December 31, 2000 in connection with the design and implementation of financial information systems.

 All Other Fees

   Aidman, Piser did not provide any other audit-related or non-audit related services to the Company for the year ended December 31, 2000. Audit-related service fees include fees for pension and statutory audits, accounting consultations and SEC registration statements.

   The Audit Committee has determined that the provision of non-audit services to us by Aidman, Piser is compatible with maintaining their independence.

   The Board recommends you vote "For" ratification of Aidman, Piser & Company, P.A. as the Company's independent auditors.

                                 OTHER BUSINESS

   The Board does not intend to present to the meeting any business other than the matters described in this proxy statement. If any other matter is presented to the meeting which under applicable proxy regulations need not be included in this proxy statement or of which the Board did not know a reasonable time before this solicitation would be presented, the persons named in the accompanying proxy will vote proxies with respect to such matter in accordance with their best judgment.

                        BOARD ORGANIZATION AND MEETINGS

   The Board held nine meetings during 2000. Each of the incumbent directors attended at least 75% of the aggregate of all meetings of the Board during the period he served thereon. The standing committees of the Board are the Audit Committee and the Compensation Committee.

   The Audit Committee consists of Messrs. Kelley and Leader and Dr. Prager, with Mr. Kelley serving as Chair. The Audit Committee met four times during 2000. The Audit Committee and the Board have adopted a charter for the Audit Committee, setting forth the structure, powers and responsibilities of the Audit Committee. A copy of the Audit Committee Charter is attached as Exhibit E to this Proxy Statement. Pursuant to the charter, the Audit Committee is comprised of at least three members appointed by the Board, each of whom shall satisfy the membership requirements of independence and financial literacy. Under its charter, the responsibilities of the Audit Committee include:

  . review and recommend to the Board annually the selection of the independent auditors;

  . review and discuss with management significant accounting matters;

  . discuss with the independent auditors the conduct of the audit, the adequacy and effectiveness of the Company's accounting and financial controls and the written disclosures required by Independence Standards Board Standard 1 regarding auditor independence; and

  . approval of the audited financial statements of the Company to be included in the Company's Annual Report on Form 10-K.

   The Compensation Committee has responsibility for (i) recommending to the Board salaries, bonuses and other forms of compensation for executive officers of the Company, including without limitation stock options, restricted shares and other forms of equity compensation, (ii) considering and adopting changes in the Company's compensation structure as applicable to all non-executive officer employees, including, but not limited to, salaries and benefits, (iii) recommending to the Board changes in director compensation, (iv) performing such duties and exercising such authority as, under the terms of the Company's 1998 Stock Option Plan, the 2000 Equity Incentive Plan and 2000 Performance Bonus Plan, may be assigned to a committee of the Board, and (v) performing such other duties and exercising such other authority as may be assigned from time to time to the Committee by the Board. The members of the Compensation Committee are Dr. Prager, who serves as the Chair, and Messrs. Tonkin and Leader. Mr. Perito serves as an ex officio member of the Compensation Committee. The Compensation Committee met four times during 2000.

                             AUDIT COMMITTEE REPORT

   In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

   In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended.

   In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and also considered whether the provision of the non-audit related services, as disclosed in Proposal 5, is compatible with maintaining their independence.

   The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements of the Company for accounting purposes, for the three years ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the period ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board, subject to stockholder ratification, the selection of Aidman, Piser & Company, P.A. as the Company's independent accountants for 2001, and the Board concurred in its recommendation.

                                          Members of the Audit Committee

                                          Whitmore B. Kelley, Chair
                                          Martin Leader, Esquire
                                          Elliot D. Prager, M.D.

   The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

                         COMPENSATION COMMITTEE REPORT

   During 2000, the Compensation Committee was comprised of Martin Leader, Elliot D. Prager (Chair) and Leo S. Tonkin. The Compensation Committee met on several occasions in order to examine the Company's compensation structure, and to determine the proper levels and components of the compensation of the Company's senior management.

   The Compensation Committee considered four types of compensation in determining total compensation for the Company's senior management:

  . base salary;

  . bonus;

  . stock-based awards; and

  . benefits.

   Mr. Williams has served as the Company's Chief Executive Officer since November 1999. Mr. Williams does not currently have an employment contract with the Company. The determination of Mr. Williams' base salary during 2000 was based on several factors, including:

  . Mr. Williams' technical expertise and prior contributions to the Company;

  . the market and economic performance of the Company; and

  . prevailing employment market and employee retention considerations.

   The base salaries for Messrs. Perito and Dean during fiscal 2000 were set in accordance with employment contracts which were approved by the Board of Directors, while Mr. Bogaz's base salary was based on factors similar to those used in determining Mr. Williams base salary.

   Stock option awards to Messrs. Dean and Bogaz during 2000 were made in order to further align the interests of these officers with those of the Company's stockholders and were based on the individual responsibilities, performance and overall salaries of the officers.

   At the 2000 Annual Meeting of Stockholders, the Company's stockholders approved the Company's 2000 Performance Bonus Plan (the "Bonus Plan"), which had been earlier approved by the Committee and the Board. The Plan was adopted in order to facilitate compliance by the Company with Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

   While all aspects of the Company's senior management compensation are related to corporate performance, the discretionary bonus payments under the Bonus Plan are the most closely tied to the Company's performance. Bonuses were paid to Messrs. Williams and Perito with respect to the year 2000 based on the attainment of certain factors, including increased sales of the Company's products and entry into a strategic relationship with Brown & Williamson Tobacco Corporation. The Compensation Committee intends to continue to use incentive bonuses as a portion of overall compensation for the Company's senior management pursuant to the terms of the Bonus Plan.

   Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a corporation's chief executive officer and to the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company believes that all compensation paid in 2000 will be deductible under Section 162(m). Compensation in future years, however, may not be structured to comply with Section 162(m) if the Compensation Committee and the Board determine that the benefits of payment of non-compliant compensation is in the Company's best interests.

                                          Members of the Compensation
                                           Committee

                                          Elliot D. Prager, M.D., Chair
                                          Leo S. Tonkin, Esquire
                                          Martin Leader, Esquire

   The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

   Sheldon L. Bogaz. Mr. Bogaz, 35, has served as ST&P's Vice President of Trade Operations since October 1999 and is responsible for managing customer relationships, developing new business, and formulating and implementing pricing and trade programs. He served as the Vice President of Sales and Trade Operations of the Company from September 1995 to October 1999. Prior to joining the Company in 1995, Mr. Bogaz served as a Commercial Lender with NationsBank from 1992 to 1995. He holds a Bachelor of Science Degree in Business Administration from Virginia Commonwealth University.

   David M. Dean. Mr. Dean, 41, has served as Vice President of Sales and Marketing of the Company since November 1999. From 1998 to October 1999, he served as a Principal of Group Insurance Concepts of Virginia, an employee benefits consulting firm and an affiliate of Northwestern Mutual. From 1984 to 1998, Mr. Dean was employed with Trigon Blue Cross/Blue Shield in Richmond, Virginia, where he held a variety of executive positions over a 14 year period, including Vice President of the Eastern Region from 1994 to 1996, Vice President of Sales from 1996 to 1997 and Vice President of Sales and Account Management for the Eastern and Western Regions from 1997 to 1998. Trigon Blue Cross/Blue Shield is the largest health insurer in Virginia. Mr. Dean is a graduate of Elon College.

   Paul H. Lamb, III. Mr. Lamb, 68, has served as a director and as President and Chief Executive Officer of ST&P since December 1999. From 1990 to 1994, he served as President of ST&P, and he has served as a director of that company since 1990. He served as a consultant to the Company until assuming his current position in January 1999. From 1986 to 1990, Mr. Lamb founded and operated Lamb Services, Ltd., an engineering consulting firm, and from 1958 to 1986 he was employed with Brown & Williamson Tobacco Corporation where he held a variety of engineering positions. Mr. Lamb has served as a director of the Southside Regional Medical Center in Petersburg, Virginia for twenty-six years. Mr. Lamb graduated from Virginia Military Institute (VMI) with a degree in civil engineering.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors and executive officers and persons, if any, owning more than ten percent of a class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's equity and equity derivative securities. Based solely upon a review of the copies of such reports furnished to the Company, or written representations from reporting persons, the Company believes that during 2000 Mr. Leader was delinquent in filing a Form 4 due to administrative oversight. Mr. Leader is now in compliance with these reporting requirements.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth, for each individual who served as Chief Executive Officer and the other most highly compensated officers of the Company (the "Named Executive Officers"), certain information concerning compensation.

Long Term

Compensation Awards

-----------------------
                                    Annual Compensation
                                    --------------------    Other Annual
Restricted  Securities
                                   Salary                   Compensation  Stock
Award Underlying   All Other
Name and Principal Position  Year    ($)       Bonus ($)        ($)
($)(1)    Options (#) Compensation
---------------------------  ----  ------      ---------    ------------
----------- ----------- ------------
Jonnie R. Williams......     2000 1,000,000    1,400,000      287,906         --
            --       --
 Chief Executive             1999 1,000,000    1,400,000          --          --
            --       --
 Officer(2)                  1998   400,000(3)       --           --          --
            --       --

Paul L. Perito..........     2000 1,000,000      900,000          --          --
            --       --
 Chairman, President and     1999   350,432      250,000(5)    25,000(6)      --
      1,000,000      --
 Chief
 Operating Officer(4)

David M. Dean...........     2000   251,500      120,229       11,334         --
        350,000      --
 Vice President              1999    49,563          --         3,436         --
            --       --

Sheldon L. Bogaz........     2000       --       261,239       20,926         --
        250,000      --
 Vice President ST&P         1999       --       306,546       10,119         --
            --       --

--------
(1) The Company did not award any stock appreciation rights to the executive officers or make any long-term incentive plan payouts in 2000, 1999 and 1998.
(2) Mr. Williams was appointed Chief Executive Officer in November 1999. Mr. Williams served as Senior Vice President of Marketing and Product Development of the Company from June 1999 to November 1999 and served as the Company's Chief Operating Officer and Executive Vice President from October 1998 through June 1999.
(3) Represents management fees paid to Mr. Williams prior to his employment with the Company.
(4) Mr. Perito was elected as the Company's Chairman in August 2000. Mr. Perito was appointed as the Company's President and Chief Operating Officer in November 1999. Mr. Perito served as the Company's Executive Vice President, General Counsel, Secretary and Chief Ethics Officer from June 1999 until November 1999.
(5) The Company paid Mr. Perito $250,000 in the form of a signing bonus in 1999 and paid Mr. Perito a bonus of $250,000, based on the Company's and Mr. Perito's performance in March 2000.
(6) Represents the difference between the price paid by Mr. Perito for 2,000,000 shares of the Company's Common Stock and the fair market value of such stock as determined by the Company in compliance with Internal Revenue Service regulations.

Option Grants During 2000

   The following table sets forth, for the Named Executive Officers, certain information concerning stock options granted to them during 2000. We have never issued stock appreciation rights. Options were generally granted at an exercise price equal to the fair market value of the Common Stock at the date of grant. The term of each option granted is generally ten years from the date of grant. Options may terminate before their expiration dates, if the optionee's status as an employee or a consultant is terminated or upon the optionee's death or disability.

                                    Individual Grants
Potential Realizable
                         ----------------------------------------
Value at Assumed
                                   % of Total
Rates of Stock
                                    Options     Exercise  Market
Price Appreciation
                                   Granted to   or Base  Price on
for Option Term(1)
                         Options   Employees      Price  Date of  Expiration
---------------------
   Name                  Granted in Fiscal Year  ($/Sh)  Grant($)    Date
5%($)     10%($)
   ----                  ------- -------------- -------- -------- ----------
--------- -----------
David M. Dean........... 350,000      51.9%      $4.00    $4.00    10/5/10   $
880,600 $ 2,231,600
Sheldon L. Bogaz........ 250,000      37.0       $4.00    $4.00    10/5/10   $
629,000 $ 1,594,000

--------
(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company. If the Company's stock price were in fact to appreciate at the assumed 5% or 10% annual rate for the ten year term of these options, a $1,000 investment in the Common Stock of the Company would be worth $1,629 and $2,594, respectively, at the end of the term.

Aggregated Option Exercises in 2000 and Year-End Option Values

   The following table sets forth, for the Named Executive Officers, certain information concerning options exercised during fiscal 2000 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2000. The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2000 ($2.438 per share) and the exercise price of the officer's options. The Company has never issued stock appreciation rights.

                          Number of                  Number of Securities
Value of Unexercised In-
                           Shares                   Underlying Unexercised
  The-Money Options
                         Acquired on    Value    Options at December 31, 2000
at December 31, 2000($)
   Name                  Exercise(#) Realized($)   Exercisable/Unexercisable
Exercisable/ Unexercisable
   ----                  ----------- ----------- ----------------------------
----------------------------
Jonnie R. Williams......     --          --                  --            --
         --          --
Paul L. Perito..........     --          --            1,000,000           --  $
     753,000         --
David M. Dean...........     --          --              218,750       131,250
         --          --
Sheldon L. Bogaz........     --          --              250,000           --
         --          --

   The Company does not have a defined benefit plan or actuarial pension plan. During 2000, the Company did not have a "long-term incentive plan", and the Company did not make any "long-term incentive awards", as such terms are defined in the rules and regulations of the Securities and Exchange Commission. During 2000, no stock options were exercised by any optionee.

Compensation Committee Interlocks and Insider Participation

   None.

Performance Graph

   The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index (S&P 500) and a published industry index (S&P Tobacco Index) for each of the most recent three fiscal years. The cumulative stockholder return for shares of Common Stock is calculated assuming that $100 was invested on February 6, 1998, the date of the merger between Eye Technology, Inc. and the Company. The performance of the indices is shown on a total return (dividends reinvested) basis. The Company paid no cash dividends during the periods shown. The graph lines merely connect year-end dates and do not reflect fluctuations between those dates.

   The S&P Tobacco Index includes leaf tobacco dealers and manufacturers of cigarettes and other tobacco products. While the Company currently derives most of its revenues from the sale of cigarettes, its central focus is the reduction of the range of serious health hazards associated with the use of tobacco products. Accordingly, Star's primary corporate mission is to demonstrate the commercial viability of less toxic and potentially less harmful tobacco products and to encourage other tobacco manufacturers to utilize and/or license Star's proprietary curing technology. Star is also involved in the research and development of tobacco cessation products. For these reasons, the Company does not believe that the S&P Tobacco Index is closely representative of the Company's business. However, the unique nature of the Company's business does not easily lend itself to comparison with other industry indices.



                        [PERFORMANCE GRAPH APPEARS HERE]

                         Total Return to Shareholder's
                        (Dividends reinvested monthly)

                                                Indexed Returns
                           Base                   Years Ending
                          Period
Company/Index            6 Feb 98       Dec 98       Dec 99       Dec 00
-------------            --------       -------      -------      -------
Star Scientific Inc.        100         3750.00      8958.89      2708.33
S&P 500 Index               100          123.12       149.03       135.46
Tobacco-500                 100          124.33        60.35       119.26

   The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Acts.

Board Compensation

   Each Independent Director of the Company, as classified as such by the Board, is granted a stock option to purchase up to 50,000 shares of Common Stock on the date such Independent Director is first elected to the Board, exercisable over a three-year period, in equal installments on each of the first three anniversaries of the date of grant. As an annual retainer, each Independent Director additionally receives a stock option to purchase up to 25,000 shares of Common Stock granted on each anniversary of such Independent Director's initial election to the Board, exercisable immediately. Each stock option granted to an Independent Director under the 2000 Plan will be exercisable at a price equal to the fair market value of the Common Stock on the date of grant (as determined in accordance with the 2000 Plan).

   Each Independent Director also receives a payment of $2,500 for his participation in each meeting of the Board and any committee meeting attended personally and $1,500 for his participation in each meeting of the Board and any committee meeting attended telephonically.

   Messrs. Kelley, Leader, Tonkin and Dr. Prager currently are designated as Independent Directors. Directors not designated as Independent Directors generally are those who in the past have been, or currently are being, compensated by the Company for other services rendered, or who have waived their right to receive director compensation. Directors who are employees receive compensation in their capacity as Company employees but do not receive any compensation for board or committee meetings, nor do they receive the option grants made available to individuals serving as Independent Directors.

Employment Contracts and Change-in-Control Arrangements

   During April 1999, the Company entered into an employment agreement with Mr. Perito which expires June 15, 2002. In addition to a $1,000,000 base salary, the agreement provides for annual performance bonuses as approved by the Compensation Committee. The agreement with Mr. Perito also granted him the right to purchase 2,000,000 shares of the Company's Common Stock at $1 per share, and the Company agreed to finance the purchase with a loan bearing interest at 7% (due annually) with all principal due in July 2005. Since the note is non-recourse with respect to accrued unpaid interest and 85% of the principal, this stock purchase right has been accounted for as an option. The Company has recognized interest income of approximately $134,000 and $90,000 during 2000 and 1999, respectively, in connection with the note. In connection with the aforementioned agreement, Mr. Perito was also granted qualified stock options to purchase 1,000,000 share of stock at $1 11/16 per share, the price of the Company's common stock on the date of grant. Such options vested immediately.

   Upon termination by the Company of Mr. Perito's employment without Cause or by Mr. Perito for Good Reason (as defined in the employment agreement), the Company will be obligated to pay to Mr. Perito all salary, benefits, bonuses and other compensation that would be due under the employment agreement through the end of the term of the employment agreement. Upon termination of Mr. Perito's employment as a result of his death or disability, the Company will be obligated to pay to Mr. Perito all salary, benefits, bonuses and other compensation that would be due under the employment agreement for a period of one year from the date of such termination. In connection with certain transactions that may result in a change in voting control of the Company (each, a "Disposition Transaction") or certain changes in the Company's senior management, Mr. Perito will be entitled to terminate the employment agreement, to a one-time termination payment of $2,500,000 and to participate in the Disposition Transaction upon the same terms and conditions as certain principal stockholders of the Company. The Company also will be obligated to reimburse Mr. Perito for any taxes which may become due as a result of the application of
Section 280G of the Code to the payment described in the preceding sentence.

   On October 6, 2000, the Company entered into an employment agreement with David Dean, as the Vice President of Sales and Marketing, which expires on December 31, 2001. In addition to a $250,000 base salary, the agreement provides for a commission on the sale of cigarettes made by the Company up to a maximum of

$250,000 per year during 2000 and 2001. The agreement with Mr. Dean also grants him the right to purchase 350,000 shares of the Company's Common Stock at $4.00 per share, of which 175,000 options vested as of the date of the employment agreement, and the remaining balance of 175,000 options, vest in equal monthly increments over the twelve-month period following execution of the employment agreement. Upon termination by the Company of Mr. Dean's employment without Cause or by Mr. Dean for Good Reason (as defined in the employment agreement), the Company will be obligated to pay to Mr. Dean all salary and commissions that would be due under the employment agreement through the end of the term of the employment agreement. Under the terms of Mr. Dean's employment agreement, termination for Good Reason includes, but is not limited to, certain transactions which result in a change in voting control of the Company or a disposition of a majority of the Company's income producing assets. Furthermore, in the event Mr. Dean does not accept the position of president and chief operating officer of ST&P in the event of a sale of ST&P, Mr. Dean may terminate his employment for Good Reason.

   On September 15, 2000, the Company entered into an employment agreement with Christopher G. Miller, the Chief Financial Officer, which was to expire on September 15, 2002, with certain renewal options. In addition to a $120,000 base salary, the agreement provided for annual performance bonuses as approved by the Compensation Committee. The agreement with Mr. Miller also granted him the right to purchase 50,000 shares of the Company's Common Stock at $4.00 per share, of which 25,000 shares vested on September 15, 2001 and 25,000 shares vest on September 15, 2002. As of March 15, 2001, the Company entered into an Amended and Restated Employment Agreement with Mr. Miller, which expires on March 15, 2003, with certain renewal options. In addition to a base salary of $225,000, the agreement provides for performance bonuses as approved by the Compensation Committee. This amended and restated agreement supercedes the September 15, 2000 employment agreement, except as to the option granted to Mr. Miller under that agreement. The amended and restated agreement with Mr. Miller also grants him the right to purchase 250,000 shares of the Company's Common Stock at $1.844 per share, of which 100,000 options vest immediately, 100,000 vest on March 13, 2002, and 50,000 vest on September 15, 2002. Upon termination by the Company of Mr. Miller's employment without Cause (as defined in the employment agreement), the Company will be obligated to pay to Mr. Miller severance payments equal to six months salary, paid on a monthly basis. Furthermore, if there is a change of control of the Company (as defined in the employment agreement), and Mr. Miller's agreement does not continue in effect after such a change in control, the Company will, within 60 days of notifying Mr. Miller of such termination, pay to Mr. Miller (a) a lump sum payment equal to all salary then due and payable and (b) severance payments equal to six months salary, paid on a monthly basis.

   On October 6, 2000, the Company and Jonnie R. Williams, the Company's Chief Executive Officer entered into a letter agreement governing Mr. Williams compensation during the year 2000. Pursuant to the terms of this letter, Mr. Williams was to receive a base salary of $1,000,000 for the year 2000. In addition, the letter agreement set forth certain criteria to be met by Mr. Williams in order to be eligible for bonus compensation under the Company's 2000 Performance Bonus Plan (the "Bonus Plan").

   Pursuant to the 1998 Plan, all options immediately become fully vested upon
(i) the acquisition (other than from the Company) by any "Person" (as the term is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; (ii) the individuals who, immediately after the 1998 Annual Meeting of Stockholders of the Company were members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new Director was approved by a vote of at least two-thirds of the Incumbent Board, such new Director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of (a) a merger or consolidation involving the Company if the Company's stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (b) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

   Pursuant to the 2000 Plan, all options and restricted shares immediately become fully vested upon a change in control of the Company, which is defined as (i) any consolidation or merger involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding voting securities of the Company immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not, on the date hereof, a controlling person (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a controlling person of the Company.

   Under the Bonus Plan, if a participant's employment is terminated for any reason, any incentive award made under the Plan, in the sole discretion of the Compensation Committee, may be reduced or eliminated to reflect the Compensation Committee's determination of the participant's actual contribution to the achievement of the applicable performance goals under the Bonus Plan. However, if a participant in the Bonus Plan is in the employ of the Company at the end of any bonus measurement period, such participant shall be entitled to the incentive awards that may be payable in respect of performance goals achieved during such measurement period, even if subsequent to such period the participant ceases to be employed by the Company (or any affiliate). In the event of a change in control of the Company (defined identically to a change in control under the 2000 Plan), a participant in the Bonus Plan as of the date of the change in control will be entitled to the incentive awards for the performance goals achieved during the measurement period in which the change in control occurs.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth as of June 29, 2001 certain information with respect to the beneficial ownership of the Company's Common Stock by each beneficial owner of more than 5% of the Company's voting securities, each Director, each Named Executive Officer, and all Directors and executive officers of the Company as a group, except as qualified by the information set forth in the notes to this table.

                                                          Shares
                                                       Beneficially Percentage
Name                                                     Owned(1)    Owned(2)
----                                                   ------------ ----------
Irrevocable Trust #1 FBO(3)...........................  18,830,576     31.5%
 Francis E. O'Donnell, Jr., M.D.
 709 The Hamptons Lane Chesterfield, MO 63017


Jonnie R. Williams(4).................................  16,945,264     28.7%


Prometheus Pacific Growth Fund, LDC...................   5,202,640      8.7%
 P.O. Box 1062
 George Town, Grand Cayman, B.W.I.


Francis E. O'Donnell, Jr., M.D.(5)....................   3,368,362      5.6%
 709 The Hamptons Lane
 Chesterfield, MO 63017


Paul L. Perito(6).....................................   3,049,000      5.0%
 7475 Wisconsin Ave, Suite 850
 Bethesda, MD 20814


Robert DeLorenzo, M.D., Ph.D., M.P.H.(7)..............   1,021,000        *


David M. Dean(8)......................................     321,550        *


Christopher G. Miller(9)..............................     163,000        *


Elliot D. Prager(10)..................................     152,445        *


Leo S. Tonkin(11).....................................      75,000        *


Sheldon L. Bogaz(12)..................................      61,100        *


Martin Leader(13).....................................      60,250        *


Whitmore B. Kelley (14)...............................      38,000        *


All Directors and Executive Officers as a Group (13
 Persons).............................................  49,313,187     79.5%

--------
 (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days, by August 28, 2001, are deemed outstanding for purposes of computing the percentage ownership of the person holding such securities, but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of voting stock shown as beneficially owned by them. Unless otherwise noted, the address for each of the above persons is c/o Star Scientific, Inc. 801 Liberty Way, Chester, Virginia 23836.
 (2) The "Percentage Owned" calculations are based on the outstanding shares of Common Stock as of June 29, 2001.
 (3) Includes 19,058,576 shares owned by a trust for the benefit of Francis E. O'Donnell, Jr., M.D., over which Kathleen O'Donnell has sole voting and investment power. Excludes 2,268,362 shares owned by a trust for the benefit of Dr. O'Donnell's children, over which Mrs. P. O'Donnell has sole voting and investment power.

 (4) Includes 15,915,264 shares held by Mr. Williams. Also includes 1,100,000 shares held by Regent Court of which Mr. Williams is deemed to have beneficial ownership by virtue of his membership in Regent Court and over which he shares voting and investment power with Dr. O'Donnell.
 (5) Includes 2,268,362 shares owned by a trust for the benefit of Mr. Williams' children, over which Dr. O'Donnell has sole voting and investment power. Also includes 1,100,000 shares held by Regent Court of which Dr. O'Donnell is deemed to have beneficial ownership by virtue of his membership in Regent Court and over which he shares voting and investment power with Mr. Williams.
 (6) Includes 2,000,000 shares held by Mr. Perito, 1,000,000 shares which Mr. Perito has the right to acquire upon exercise of stock options which are presently exercisable and an aggregate of 49,000 shares held by his children or in trust for the benefit of his children, of which Mr. Perito disclaims beneficial ownership.
 (7) Includes 30,000 shares held by Dr. DeLorenzo's children. Dr. DeLorenzo disclaims beneficial ownership of shares held by his children. Includes 500,000 shares which Dr. DeLorenzo has the right to acquire upon exercise of stock options which are presently exercisable.
 (8) Includes 306,250 shares which Mr. Dean has the right to acquire upon exercise of stock options which are presently exercisable and 1,100 shares owned by Mr. Dean's spouse.
 (9) Includes 163,000 shares which Mr. Miller has the right to acquire upon exercise of stock options which are presently exercisable.
(10) Includes 75,000 shares which Dr. Prager has the right to acquire upon exercise of stock options which are presently exercisable. Also includes 3,000 shares owned by Dr. Prager's children and 1,000 shares owned by Dr. Prager's mother-in-law, of which Dr. Prager disclaims beneficial ownership.
(11) Includes 75,000 shares which Mr. Tonkin has the right to acquire upon exercise of stock options which are presently exercisable.
(12) Includes 50,000 shares which Mr. Bogaz has the right to acquire upon exercise of stock options which are presently exercisable.
(13) Includes 50,000 shares which Mr. Leader has the right to acquire upon exercise of stock options which are presently exercisable.
(14) Includes 38,000 shares which Mr. Kelley has the right to acquire upon exercise of stock options which are presently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company acquired the manufacturing facility in Petersburg, Virginia in June 1995 from a partnership comprised of Francis E. O'Donnell, Jr., M.D., Jonnie R. Williams, the Chief Executive Officer of the Company and Paul Lamb, the President and Chief Executive Officer of ST&P for a note in the principal amount of $300,000, which was subsequently reissued as three notes of $100,000 each payable to Dr. O'Donnell, a trust for the benefit of Mr. Williams' children and Mr. Lamb. The notes to Dr. O'Donnell and the Williams' children's trust were paid in 1998 and the note to Mr. Lamb was paid in 1999.

   Mr. Williams and Dr. O'Donnell jointly own an airplane. The Company has utilized the airplane for business travel throughout the United States and to Mexico to client, vendor and scientific or technical consultant locations that are not near or easily accessible to airports with regularly scheduled or frequent commercial airline services. Payments made by the Company to Dr. O'Donnell and Mr. Williams with respect to aircraft expenses were $787,610 in 2000, $442,238 in 1999 and $185,544 in 1998, and were billed at cost.

   During 1998, Mr. Williams made loans to the Company on a short-term basis at the minimum level of interest provided for by the Internal Revenue Service. These loans amounted to $710,000 in 1998. All such loans were repaid in full during the year in which they were made. On December 31, 1999, Mr. Williams signed a promissory note for $1,087,806 in connection with a loan by the Company to Mr. Williams in the same amount. The promissory note was payable on December 31, 2000 and bore interest at 5.66%. Mr. Williams repaid this note via compensation reduction. On December 31, 2000, Mr. Williams signed a promissory note for $800,000 in connection with a loan by the Company to Mr. Williams in the same amount. The promissory note is payable on December 31, 2001 and bears interest at 5.66%.

   The Company paid to Golden Leaf, a company owned by Malcolm L. "Mac" Bailey, a director of the Company until November 2000 and the Company's President from October 1998 to November 1999, approximately $1.6 million in 2000, $630,000 in 1999 and $60,000 in 1998 for tobacco purchases and commissions in connection with Golden Leaf's processing of StarCured tobacco at the Chase City facility, and the Company received $709,000 in 2000, $580,000 in 1999 and $165,000 in
1998 for the sale of tobacco to Golden Leaf.

   Additionally, pursuant to a consulting agreement entered into between the Company and Mr. Bailey in 1998, Mr. Bailey agreed to provide consulting services to the Company. The Company was required to pay Mr. Bailey $80,000 per year plus a commission to Golden Leaf on all flue-cured tobacco processed by the Company. The Company paid Mr. Bailey $86,667 in 2000 and $118,000 in 1999 pursuant to this agreement and for services as President of the Company, and the commission to Golden Leaf noted above in connection with the processing of StarCured tobacco at the Chase City facility. The consulting agreement would have expired in October 2003, but was terminated in February 2001 in place of a new agreement (the "February 2001 Agreement"). Under the February 2001 Agreement, the Company is required to pay Mr. Bailey a commission equal to $0.07 per pound on the first 15 million pounds and $0.05 per pound on all additional flue-cured tobacco processed at Star's facility in Chase City through 2003. Mr. Bailey, through Golden Leaf, is responsible for processing tobacco at the Chase City facility. Under the February 2001 Agreement, Mr. Bailey also has the right to purchase barns from the Company and to obtain a license for low-TSNA tobacco.

   In 2000 and 1999, the Company paid $1,946,159 and $940,000, respectively, to Paul, Hastings, Janofsky & Walker, LLP with respect to various services and legal matters relating to a broad variety of professional issues connected with the Company's business. Mr. Perito was a partner of such firm until June 1999 and senior counsel to the firm until he resigned from the position of senior counsel on March 31, 2001. Mr. Perito received no income from Paul Hastings based upon any work it performed for the Company.

   The Company employs Chayet Communications Inc., a company owned by Neil Chayet, a director of the Company until July 12, 2001, for communications and legal consulting. Services rendered by Chayet Communications include communications, consulting with the public health and legal sectors on matters relating to the labeling of new products and the development of enhanced health warning and comparative content disclosure. In this capacity, Chayet Communications was compensated at a rate of $8,000 per month for a total of $96,000 in 2000, and in 1999 Mr. Chayet received options to purchase 15,000 shares at an exercise price of $5.70 per share. These options are fully vested. Chayet Communications continues to act as a consultant to the Company at a rate of $8,000 per month, and Mr. Chayet has been granted an option under the 1998 Plan to purchase 22,500 shares at an exercise price of $2.51 per share. Pursuant to the terms of the grant agreement, the option will vest in its entirety on December 31, 2001. If Mr. Chayet fails to perform certain services in connection with the launch of the Company's smokeless tobacco products prior to the option's vesting date, the option will be forfeited.

   In 2000, the Company paid Mark W. Johnson, a director of the Company until July 9, 2001, $100,000 for consulting services performed up until June 30, 2000. Such services rendered by Mr. Johnson included the development of a strategic plan for the Company and recommendations to implement such plan. In 1999, Mr. Johnson received options to purchase 43,000 shares of Common Stock at an exercise price of $3.375 in exchange for consulting services.

   In 2000, the Company paid Christopher G. Miller, a director of the Company, $31,500 for consulting services performed from April 6, 2000 until September 15, 2000 during the time that he was serving as the Acting Chief Financial Officer. Mr. Miller also received options to purchase 25,000 shares of Common Stock at an exercise price of $4.125 as part of compensation for these services. On September 15, 2000, Mr. Miller signed an Employment Agreement with the Company. (See Employment Agreements). In 1999, Mr. Miller received $6,667 and he and Whitmore B. Kelley, a director of the Company, each received options to purchase 38,000 shares of Common Stock at an exercise price of $3.375 in exchange for consulting services.

                            STOCKHOLDER INFORMATION

   Any person from whom proxies for the meeting are solicited may obtain, if not already received, from the Company, without charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, by written request addressed to Star Scientific, Inc., 801 Liberty Way, Chester, Virginia 23836, Attention: Investor Relations Department. The Annual Report on Form 10-K is not soliciting material and is not incorporated in this document by reference.

                          FUTURE STOCKHOLDER PROPOSALS

   The Company must receive at its principal office before December 17, 2001 any proposal which a stockholder wishes to submit for the 2002 Annual Meeting of Stockholders, if the proposal is to be considered by the Board for inclusion in the proxy materials for that meeting.

                                          /s/ Robert E. Pokusa
                                          Robert E. Pokusa
                                          Secretary

August 3, 2001

                                                                       EXHIBIT A

                          SECOND AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                             STAR SCIENTIFIC, INC.

   The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

   FIRST: The name of the corporation (hereinafter called the "corporation") "Corporation") is


                             STAR SCIENTIFIC, INC.

   SECOND: The address, including street, number, city, and county, of this registered office of the corporation Corporation in the State of Delaware is 1013 Centre 2711 Centerville Road in the City of Wilmington, County of New Castle and the name of the registered agent of the corporation Corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc. the Corporation Service Company.


   THIRD: The nature of the business and of the purposes to be conducted and promoted by the Corporation are to corporation are as follows:


   To engage in the design, manufacturing, marketing, sale and distribution of intraocular lenses, corneal inlays, irrigating solutions, surgical fluids and other ophthalmic products and medical devises of every kind, nature and description.


   To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.


   FOURTH: The total number of shares of stock which the Corporation has the authority to issue is One Hundred Million (100,000,000) shares of Common Stock having a par value of one thousandth of one cent ($.01)($.0001) per share (hereinafter called "Common Stock") and One Hundred Thousand (100,000) shares of Preferred Stock having a par value of one thousandth of one cent ($.01)($.0001) per share (hereafter called "Preferred Stock"), making a total of One Hundred Million One Hundred Thousand (100,100,000) shares of stock.


   Common Stock. The shares of authorized Common Stock of the corporation Corporation shall be identical in all respects and shall have equal rights and privileges. Each share of Common Stock shall entitle the holder thereof to one vote.


   Preferred Stock. The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms it may determine, and to divide the Preferred Stock into one or more classes or series and in connection with the creation of any such class or series to fix by the resolution or resolutions providing for the issue of shares thereof, the designation, preferences, powers and relative participating, optional, or other special rights of such class or series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law. A copy of such resolution shall be set forth in a Certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective.

   FIFTH: The name and the mailing address of the incorporator are as follows:

        Name             Mailing Address
        ----             ---------------
        R. G. Dickerson  229 South State Street, Dover, Delaware


   SIXTH: The corporation Corporation is to have perpetual existence.



   SEVENTH: Whenever a compromise or arrangement is proposed between this corporation Corporation and its creditors or any class of them and/or between this corporation Corporation and its stockholders or any class of them, any court of equitable jurisdictions within the State of Delaware may, on the application in a summary way of this corporation Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation Corporation under the provisions of section 291 of Title 9 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation Corporation, as the case may be, and also on this corporation Corporation.



   EIGHTH: For the management of the business and for the conduct of the affairs of the corporation Corporation, and in further definition, limitation and regulation of the powers of the corporation Corporation and of its directors and of its stockholders, or any class thereof, as the case may be, it is further provided:



   (a) Number, election and terms. The management of the business and the conduct of the affairs of the corporation Corporation shall be vested in its Board of Directors. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation Corporation would have if there were no vacancies. No election of directors need to be by written ballot. The number of directors of the corporation Corporation shall be fixed from time to time by or pursuant to the By-Laws of the corporation. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws of the corporation, one class to continue in office for a term expiring at the annual meeting of stockholders to be held in 1993, another class to continue in office for a term expiring at the annual meeting of stockholders to be held in 1994, and another class to continue in office for a term expiring at the annual meeting of stockholders to be held in 1995, with each class to hold office until its successor is elected and qualified. At each annual meeting of the stockholders of the corporation, the successors of the class of directors whose term expires at the meeting shall be elected to hold officer for a term expiring at the annual meeting of stockholders held in the third year following the year of their election Corporation.



   (b) Newly created directorships and vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred until the next annual meeting of the stockholders of the Corporation and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

   (c) Removal. Any director or the entire board of directors may be removed from office, with or without cause, only by the affirmative vote of the holders of 80% a majority of the then outstanding shares of stock then entitled to vote generally in the election of directors, voting together as a single class.



   (d) Amendment, repeal, etc. Notwithstanding anything contained in the Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, modify or repeal this Article EIGHTH.



   Ninth: Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of stockholders of the corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, modify or repeal this Article NINTH.



   Tenth:



   NINTH: The Board of Directors shall have power to make, alter, amend and repeal the By-Laws of the corporation Corporation. Any By-Laws made by the directors under the powers conferred hereby may be altered, amended or repealed by the directors or by the stockholders.



   Notwithstanding the foregoing and anything contained in this Certificate of Incorporation to the contrary, Article I, Section 8, Article II, Section 2, 4 and 6 of the By-Laws shall not be altered, amended or repealed and no provision inconsistent therewith shall be adopted without the affirmative vote of the holders of at least 80% of the voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding anything contained in this Certificate of Incorporation to the contrary the affirmative vote of the holders of at least 80% of the voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal this Article TENTH.



   Eleventh:


   TENTH:

   (1) The corporation Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall innure to the benefit of the heirs, executors and administrators of such a person.



   (2) No director shall be personally liable to the corporation Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to the corporation Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the

Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article NINTH TENTH shall apply to or have any effect on the liability or alleged liability of any director of the corporation Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.



   Twelfth: Eye Technology, Inc. shall



   ELEVENTH: The Corporation shall not be governed by and or be subject to the provisions contained in Delaware General Corporation Law Section 203--Business Combinations with Interested Stockholders, as amended from time to time, a copy of which is attached hereto and incorporated herein by reference..



   Thirteenth



   TWELFTH: From time to time any of the provisions of this Restated Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation Corporation by this Restated Certificate of Incorporation are granted subject to the provisions of this Article THIRTEENTH TWELFTH.

                                                                       EXHIBIT B

                              AMENDED AND RESTATED

                                    BY-LAWS

                                       OF

                             STAR SCIENTIFIC, INC.
                            (a Delaware Corporation)

                                   ARTICLE I

                                    OFFICES

  Section 1. Registered Office. The registered office of Star Scientific, Inc. (hereinafter called the "Corporation") in the State of Delaware is located at 10132711 Centerville Road, in the City of Wilmington, County of New Castle. The name and address of the Corporation's registered agent is the Corporation Service Company, 10132711 Centerville Road, Wilmington, Delaware, 19805.


  Section 2. Other Offices. The Corporation may also have offices at such other places, within or without the State of Delaware, as the Board of Directors of the Corporation (hereinafter called the "Board") may from time to time appoint or the business of the Corporation may require.

                                   ARTICLE II

                            MEETING OF STOCKHOLDERS

   Section 1. Place of Meeting. Meetings of the stockholders shall be held either within or without the State of Delaware at such place as the Board may fix and in such manner as the Board may determine.

   Alternatively, the Board, in its sole discretion, may determine that such meetings be held solely by means of remote communication. For any meeting of Stockholders to be held by remote communication, the Corporation shall (a) implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by remote communication is a stockholder or proxyholder, (b) implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

   Section 2. Annual Meetings. The annual meeting of stockholders shall be held in each year on the date specified by the Board for the election of directors and for such other business as may properly be conducted at such meeting.


   Section 3. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by theat any time by the Chairman of the Board, if any, the President, a majority of the Board of Directors or by, and provided further that the affirmative vote of the holders of at least 80% of all shares of the Corporationa majority of the issued and outstanding shares of stock entitled to vote generally in the election of directors pursuant, voting together as a single class, to be held at such date, time and place, either within or without the provisionsState of Section 10Delaware as may be stated in the notice of Article II of these By-Lawsmeeting.

   Section 4. Notice. Notice of every meeting of stockholders shall state the hour, means of remote communication, if any, date and place, if any, thereof, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall, not less than ten (10) and not more than sixty (60) days before such meeting, be served upon, mailed, or transmitted electronically to each stockholder of record entitled to vote thereat, at such stockholder's address as it appears upon the stock records of the Corporation.

   Notice of the hour, means of remote communication, if any, by which stockholders or proxyholders may be deemed to be present and vote at such meeting, date, place, if any, and purpose of any meeting of stockholders may be dispensed with if every stockholder entitled to vote thereat shall attend in person, by proxy, or by remote communication and shall not object to the holding of such meeting for lack of proper notice, or if every absent stockholder entitled to such notice shall in writing or by electronic transmission, filed with the records of the meeting, either before or after the holding thereof, waive such notice.

   Section 5. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), the holders of a majority of the issued and outstanding stock of the Corporation entitled to vote thereat, present in person or by means of remote communication, or represented by proxy shall constitute a quorum for the transaction of business at all meetings of stockholders.

   Section 6. Voting. At each meeting of stockholders, every stockholder of record at the closing of the transfer books, if closed, or on the date set by the Board for the determination of stockholders entitled to vote at such meeting, shall have one vote for each share of stock entitled to vote which is registered in such stockholder's name on the books of the Corporation, and, in the election of directors, may vote cumulatively to the extent and in the manner authorized in the Certificate of Incorporation. At each such meeting every stockholder shall be entitled to vote in person or by means of remote communication, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three (3) years prior to the meeting in question, unless said instrument provides for a longer period during which it is to remain in force.

   All elections of directors shall be held by written ballot, unless otherwise provided in the Certificate of Incorporation; if authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

   At any meeting at which a quorum is present, a plurality of votes properly cast for election to fill any vacancy on the Board shall be sufficient to elect a candidate to fill such vacancy, and a majority of the votes properly cast upon any other question shall decide the question, except in any case where a larger vote is required by law, the Certificate of Incorporation, these By-Laws, or otherwise.

   Section 7. Organization. The Chairman of the Board, if there be one, or in the absence of the Chairman of the Board, the Chief Executive Officer, or in the absence of the Chairman of the Board and the Chief Executive Officer, the President, shall call meetings of the stockholders to order and shall act as the presiding officer thereof. The Secretary of the Corporation, if present, shall act as secretary of all meetings of stockholders, and, in such person's absence, the presiding officer may appoint a secretary.

   Section 8. Inspectors of Election. The Board, in advance of any stockholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act or if inspectors shall not have been so appointed, the person presiding at a stockholders' meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint one or more inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.

   The inspectors, if so appointed, shall determine the number of shares of capital stock outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. No director or candidate for office shall act as an inspector of an election of directors.

   Section 9. Lists of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number and class of shares held by each. Nothing contained in this Section 9 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) during ordinary business hours, at the principal place of business of the Corporation, or (ii) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.


   Section 10. Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Board pursuant to a resolution approved by a majority of the entire Board.


   Section 11.10. Adjournment. At any meeting of stockholders of the Corporation, if less than a quorum shall be present, a majority of the stockholders entitled to vote thereat, present in person or by means of remote communication, or represented by proxy, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.


                                  ARTICLE III

                                   DIRECTORS

   Section 1. General Powers. The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board. The Board shall exercise all of the powers and duties conferred by law except as provided by the Certificate of Incorporation or these By-Laws.


   Section 2. Number and Term. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The number of directors constituting the whole Board shall be at least one. Subject to the foregoing limitation, the number of directors may be fixed from time to time by action of the directors, or if the number is not fixed, the number shall be three. The number of directors may be increased or decreased only by action of the directors. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a one-year term, expiring at the next annual meeting of the stockholders held in the third year following the year ofand until their electionrespective successors are elected and qualified or until their earlier resignation or removal. The persons receiving the votes of a majority of the stock represented at the meeting shall be directors for the term prescribed by these By-Laws or until their successors shall be elected.


   Section 3. Resignations. Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission to the Board or to the President or to the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if the time is not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.


   Section 4. Removal by Stockholders. Any director may be removed from office, with or without cause, only by the affirmative vote of the holders of 80%a majority of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.


   Section 5. Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office foruntil the remaindernext annual meeting of the full term of the class of directors in which the new directorship was created or the vacancy occurred,stockholders and until such director'shis or her successor shall have beenis elected and qualified or until his or her earlier resignation or removal. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.


   Section 6. Meetings. An annual organizational meeting of the Board shall be held immediately after each annual meeting of the stockholders, or at such time by means of remote communication, if any, and place, if any, as may be noticed for the meeting. At such organizational meeting, the directors, including the newly elected directors shall elect officers and transact any other business which may properly come before the meeting.

   Regular meetings of the Board may be held without notice by means of remote communication, if any, or at such places, within or without the State of Delaware, and times as shall be determined from time to time by resolution of the directors.

   Special meetings of the Board shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the request in writing or by means of electronic communication of any director with at least two (2) days' oral, electronic or written notice to each director and shall be held by remote communication, or at such place, within or without the State of Delaware, as may be determined by the directors or as shall be stated in the notice of meeting.

   Meetings may be held at any time and place, if any, or without notice if all the directors are present and do not object to the holding of such meeting for lack of proper notice or if those not present shall, in writing or by electronic transmission, waive notice thereof.

   Section 7. Quorum, Voting and Adjournment. A majority of the total number of directors or any committee thereof shall constitute a quorum for the transaction of business. The vote of a majority of the directors present in person or by remote communication at a meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum, a majority of the directors present thereat in person or by remote communication may adjourn such meeting to another time and place, if any. Notice of the next meeting need not be given to the directors present in person or by remote communication at the adjourned meeting if the time and place, if any, of the next meeting are announced at the meeting so adjourned.

   Section 8. Committees. The Board may, by resolution passed by a majority of the Board, designate one or more committees, including but not limited to an Executive Committee, Compensation Committee and an Audit Committee, each such committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's properties and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution or to amend, or recommend to the stockholders the amendment of, these By-Laws. Unless a resolution of the Board expressly provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock of the Corporation. All committees of the Board shall report their proceedings to the Board when required.

   Section 9. Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board, or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

   Section 10. Compensation. The Board shall have the authority to fix the compensation of directors for their services. A director may also serve the Corporation in other capacities and receive compensation therefor.

   Section 11. Telephonic or Electronic Meetings. Unless otherwise restricted by the Certificate of Incorporation, members of the Board, or any committee designated by the Board, may participate in a meeting by means of conference telephone, remote communication or similar communications equipment in which all persons participating in the meeting can hear, speak and/or communicate with each other. Participation in any such meeting shall constitute presence in person at such meeting.

                                   ARTICLE IV

                                    OFFICERS

   Section 1. Officers. The Board shall elect a President and a Secretary and, in its discretion, may elect a Chairman of the Board, one or more Vice Presidents, a Treasurer, and Assistant Secretaries and Assistant Treasurers as deemed necessary or appropriate. In addition, the Board of Directors may, in its discretion, elect one of the aforementioned officers to serve as Chief Executive Officer and/or Chief Operating Officer and such person or persons shall exercise and perform such powers and duties for such term or terms as the Board of Directors may determine from time to time. Such officers shall be elected initially at the first meeting of the Board and thereafter, at the annual meeting of the Board held after each annual meeting of stockholders, and each shall hold office until the next annual meeting and until their successors is elected and qualified or until his or her earlier death, resignation or removal. The powers and duties of more than one office may be exercised and performed by the same person.

   Section 2. Other Officers and Agents. The Board may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board.

   Section 3. Chairman of the Board. The Chairman of the Board, if there be one, shall be a member of the Board and shall preside at all meetings of the Board and of the stockholders. He shall have such powers and perform such duties as from time to time may be assigned to him by the Board.

   Section 4. President. The President shall be a member of the Board and shall have such powers and perform such other duties as prescribed from time to time by the Board.

   In the absence, disability or refusal of the Chairman of the Board to act, or the vacancy of such office, the President shall preside at all meetings of the stockholders and of the Board. In the absence, disability or refusal of the Chairman of the Board and President to act, or the vacancy of such offices, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board. Except as the Board shall otherwise provide with respect to a given transaction or act, the President shall execute bonds, mortgages and other contracts on behalf of the Corporation, and shall cause the seal of the Corporation to be affixed to any instrument requiring it and, when so affixed, the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

   Section 5. Chief Executive Officer/Chief Operating Officer. In the event that the Board elects a Chief Executive Officer and/or a Chief Operating Officer, the person or persons so elected or the members of such office shall individually or jointly, as the case may be, have general and active management of the property, business and affairs of the Corporation, subject to the supervision and control of the Board. The Chief Executive Officer and/or the Chief Operating Officer, as the case may be, also shall have such powers and perform such other duties as prescribed from time to time by the Board of Directors.

   Section 6. Vice Presidents. Each Vice President, of whom one or more may be designated a Senior Vice President, or an Executive Vice President, shall have and exercise such powers and shall perform such duties as from time to time may be assigned to him or her by the President or the Board of Directors.

   Section 7. Secretary. The Secretary shall (i) keep the minutes of all meetings of the stockholders and of the Board in books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of law and these By-Laws; (iii) maintain custody of the records and of the corporate seal or seals of the Corporation; (iv) see that the corporate seal is affixed to all documents the execution of which, on behalf of the Corporation under its seal, is duly authorized, and, when the seal is so affixed, may attest the same; and (v) perform all duties incident to the office of secretary of a corporation, and such other duties as from time to time may be assigned by the Board. In addition, the Secretary may sign, with the President, certificates of stock of the Corporation.


   Section 8. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. He or she shall deposit, or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositaries as shall, from time to time, be selected by the Board; he or she may endorse for collection on behalf of the Corporation checks, notes and other obligations; he or she may sign receipts and vouchers for payments made to the Corporation; he or she may sign checks of the Corporation, singly or jointly with another person as the Board may authorize, and pay out and dispose of the proceeds under the direction of the Board; he or she shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation and; he or she shall perform all the duties incident as from time to time may be assigned to him by the Board.


   Section 9. Assistant Treasurer and Assistant Secretary. Each Assistant Treasurer and each Assistant Secretary shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Treasurer and Secretary respectively, and shall perform such other duties as the Board shall prescribe.

   Section 10. Ownership of Stock of Another Corporation. The Chairman of the Board, the President or the Treasurer, or such other officer or agent as shall be authorized by the Board, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of stockholders of any corporation in which the Corporation holds stock and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such stock at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation.

   Section 11. Delegation. In the absence, disability or refusal of any officer to exercise and perform his or her duties, the Board may delegate all or any of the powers and duties of any officer to any other officer.

   Section 12. Resignation and Removal. Any officer of the Corporation may be removed, with or without cause, by action of the Board. An officer may resign at any time in the same manner prescribed under Section 3 of Article III of these By-Laws.

   Section 13. Vacancies. The Board shall have the power to fill vacancies occurring in any office.

                                   ARTICLE V

                             CERTIFICATES OF STOCK

   Section 1. Form and Execution of Certificates. The interest of each stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the Chairman of the Board, the Chief Executive Officer or the President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall bear the corporate seal or a printed or engraved facsimile thereof. Any or all of the signatures on the certificate may be a facsimile. The Board shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

   Section 2. Transfer of Shares. The shares of the stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his or her attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented, both the transferor and transferee request the Corporation to do so. The Board shall have the power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

   Section 3. Closing of Transfer Books. The stock transfer books of the Corporation may, if deemed appropriate by the Board, be closed for such length of time not exceeding fifty (50) days as the Board may determine, preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when the issuance, change, conversion or exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

   Section 4. Dates of Record. If deemed appropriate, the Board may fix in advance a date for such length of time not exceeding sixty (60) days (and, in the case of any meeting of stockholders, not less than ten (10) days) as the Board may determine, preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights or the date when any issuance, change, conversion or exchange of capital stock shall go into effect, as a record date for the determination of stockholders entitled to notice of, and to vote at, any such meeting or entitled to receive payment of any such dividend or to any allotment of rights, or to exercise the rights in respect of any such issuance, change, conversion or exchange of capital stock, as the case may be, and in such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any record date fixed as aforesaid. If no such record date is so fixed, the record date shall be determined by applicable law.

   Section 5. Lost or Destroyed Certificates. A new certificate of stock may be issued in the place of any certificate previously issued by the Corporation, alleged to have been lost, stolen, destroyed or mutilated, and the Board may, in its discretion, require the owner of such lost, stolen, destroyed or mutilated certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Board may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith.

   Section 6. Dividends. Subject to the provisions of the Certificate of Incorporation, the Board may at any regular or special meeting, out of funds legally available therefor, declare dividends upon the stock of the Corporation. Before the declaration of any dividend, the Board may set apart, out of any funds of the Corporation available for dividends, such sum or sums as from time to time in its discretion may be deemed proper for working capital or as a reserve fund to meet contingencies or for such other purposes as shall be deemed conducive to the interests of the Corporation.

                                   ARTICLE VI

                                 MISCELLANEOUS

   Section 1. Amendments. These By-Laws may be amended or repealed or new By-Laws may be adopted by the affirmative vote of a majority of the Board at any regular or special meeting of the Board, provided that the By-Laws adopted by the Board may be amended or repealed by the stockholders, and provided further that the affirmative vote of the holders of at least 80% of all shares of the Corporation entitled to vote generally in the election of directors, voting as a single class, shall be required to alter and adopt any provision inconsistent with or modify Section 10 of Article II of these By-Laws, Section 1, Section 2,
Section 4 or Section 5 of Article III of these By-Laws or this Section 1 of
Article VI.


   Section 2. Indemnification. The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware, indemnify members of the Board and may, if authorized by the Board, indemnify its officers, employees and agents and any and all persons whom it shall have power to indemnify against any and all expenses, liabilities or other matters.

   Section 3. Fiscal Year. The fiscal year of the Corporation shall end on December 31st of each year, or such other twelve consecutive months as determined from time to time by vote of the Board.

                                  ARTICLE VII

                          NOTICE AND WAIVER OF NOTICE

   Section 1. Notice. Whenever notice is required to be given by law, the Certificate of Incorporation or these By-Laws, such notice may be mailed or given by a form of electronic transmission consented to by the person to whom the notice is given. Any such consent shall be revocable by such person by written notice to the Corporation. Any such consent shall be deemed revoked if
(a) the Corporation is unable to deliver by electronic transmission two consecutive notices in accordance with such consent and (b) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

   Notice given pursuant to these By-Laws shall be deemed given: (a) if mailed, when deposited in the United States mail, postage pre-paid, addressed to the person entitled to such notice at his or her address as it appears on the books and records of the Corporation, (b) if by facsimile telecommunication, when directed to a number at which such person has consented to receive notice; (c) if by electronic mail, when directed to an electronic mail address at which such person has consented to receive notice; (d) if by a posting on an electronic network together with separate notice to such person of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (e) if by any other form of electronic transmission, when directed to such person. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated herein.

   For purposes of these By-Laws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.


   Section 2. Waiver of Notice. Whenever notice is required to be given by law, the Certificate of Incorporation or these By-Laws, a waiver thereof submitted by electronic transmission or in writing signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of an individual at a meeting, in person or by means of remote communication, shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and the execution by a person of a consent in writing or by electronic transmission in lieu of meeting shall constitute a waiver of notice of the action taken by such consent. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors, or members of a committee of the Board need be specified in any such waiver or of notice.

                                                                       EXHIBIT C

                        DELAWARE GENERAL CORPORATION LAW

SECTION 203. BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS.

   (a) Notwithstanding any other provisions of this chapter, a corporation shall not engage in any business combination with any interested stockholder for a period of 3 years following the time that such stockholder became an interested stockholder, unless:

     (1) prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

     (2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

     (3) at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66% of the outstanding voting stock which is not owned by the interested stockholder.

   (b) The restrictions contained in this section shall not apply if:

     (1) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by this section;

     (2) the corporation, by action of its board of directors, adopts an amendment to its bylaws within 90 days of the effective date of this section, expressly electing not to be governed by this section, which amendment shall not be further amended by the board of directors.

     (3) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by this section, provided that, in addition to any other vote required by law, such amendment to the certificate of incorporation or bylaws must be approved by the affirmative vote of a majority of the shares entitled to vote. An amendment adopted pursuant to this paragraph shall be effective immediately in the case of a corporation that both (1) has never had a class of voting stock that falls within any of the three categories set out in subsection (b)(4) hereof, and (ii) has not elected by a provision in its original certificate of incorporation or any amendment thereto to be governed by this section. In all other cases, an amendment adopted pursuant to this paragraph shall not be effective until 12 months after the adoption of such amendment and shall not apply to any business combination between such corporation and any person who became an interested stockholder of such corporation on or prior to such adoption. A bylaw amendment adopted pursuant to this paragraph shall not be further amended by the board of directors;

     (4) the corporation does not have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on 3tlze NASDAQ Stock Market or (iii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person, becomes an interested stockholder;

     (5) a stockholder becomes an interested stockholder inadvertently and
  (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder and (ii) would not, at any time within the 3 year period immediately prior to a business combination between the corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership;

     (6) the business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph; (ii) is with or by a person who either was not an interested stockholder during the previous 3 years or who became an interested stockholder with the approval of the corporation's board of directors or during the period described in paragraph (7) of this subsection (b): and (iii) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than 1) who were directors prior to any person becoming an interested stockholder during the previous 3 years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the corporation (except for a merger in respect of which, pursuant to section 251 (f) of the chapter, no vote of the stockholders of the corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any direct or indirect wholly-owned subsidiary or to the corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or
  (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the corporation. The corporation shall give not less then 20 days notice to all interested stockholders prior to the consummation of any of the transactions described in clauses (x) or (y) of the second sentence of this paragraph; or

     (7) The business combination is with an interested stockholder who became an interested stockholder at a time when the restrictions contained in this section did not apply by reason of any paragraphs (1) through (4) of this subsection (b), provided, however, that this paragraph (7) shall not apply if, at the time such interested stockholder became an interested stockholder, the corporation's certificate of incorporation contained a provision authorized by the last sentence of this subsection (b).

   Notwithstanding paragraphs (1), (2), (3) and (4) of this subsection, a corporation may elect by a provision of its original certificate of incorporation or any amendment thereto to be governed by this section: provided that any such amendment to the certificate of incorporation shall not apply to restrict a business combination between the corporation and an interested stockholder of the corporation if the interested stockholder became such prior to the effective date of the amendment.

   (c) As used in this section only, the term:

     (1) "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

     (2) "associate," when used to indicate a relationship with any person, means (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock, (ii) any mist or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

     (3) "business combination," when used in reference to any corporation and any interested stockholder of such corporation, means:

       (i) any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with (A) the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving entity;

       (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation which assets have an aggregate market value equal so 10% or more of either the aggregate market value of all the assets of die corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation,

       (iii) any transaction which results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder, except (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which securities were outstanding prior so the time that the interested stockholder became such, (B) pursuant to a merger under Section 251(g) of this title; (C) pursuant so a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of such corporation subsequent to the time the interested stockholder became such, (D) pursuant to an exchange offer by the corporation to purchase stock made on the same terms to all holders of said stock, or
    (E) any issuance or transfer of stock by the corporation, provided however, that in no case under (C)-(E) above shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the corporation or of the voting stock of the corporation;

       (iv) any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

       (v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation) of any loans, advances, guarantees, or other financial benefits (other than those expressly permitted in subparagraphs above) provided by or through the corporation or any direct or indirect majority owned subsidiary.

     (4) "control," including the term "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

     (5) "interested stockholder" means any person (other than the corporation and any direct or indirect majority-owned subsidiary of the corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (x) any person who (A) owned shares in excess of the 15% limitation set forth herein as of, or acquired such shares pursuant to a tender offer commenced prior to, December 23, 1987, or pursuant to an exchange offer announced prior to the aforesaid date and commenced within 90 days thereafter and either (I) continued to own shares in excess of such 15%
  limitation or would have but for action by the corporation or (II) is an affiliate or associate of the corporation and so continued (or so would have continued but for action by the corporation) to be the owner of 15% or more of the outstanding voting stock of the corporation as any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such a person is an interested stockholder or (B) acquired said shares from a person described in (A) above by gift, inheritance or in a transaction in which no consideration was exchanged, or
  (y) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the corporation provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the corporation, except as a result of further corporate action nor caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of paragraph (8) of this subsection but shall not include any other unissued stock of such corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (6) "person" means any individual, corporation, partnership, unincorporated association or other entity.

     (7) "Stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

     (8) "Voting stock" means, with respect to any corporation; stock of any class or series entitled so vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

     (9) "owner" including the terms "own" and "owned" when used with respect to any stock means a person that individually or with or through any of its affiliates or associates:

       (i) beneficially owns such stock, directly or indirectly or

       (ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right so vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

     (10) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of clause (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

   (d) No provision of a certificate of incorporation or bylaw shall require, for any vote of stockholders required by this section a greaser vote of stockholders than that specified in this section.

   (e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all matters with respect to this section. (Last amended by Ch. 79, L. 95, eff. 7-1-95.)

                                                                       EXHIBIT D

                              AMENDED AND RESTATED
                             STAR SCIENTIFIC, INC.
                           2000 EQUITY INCENTIVE PLAN

1. Purpose.

   The purposes of the Star Scientific, Inc. 2000 Equity Incentive Plan (the "Plan") are to provide additional incentives to those officers, key employees, nonemployee directors and consultants of Star Scientific, Inc. and its subsidiaries (the "Company") whose substantial contributions are essential to the continued growth and success of the Company's business, to strengthen their commitment to the Company, to motivate those officers, key employees, nonemployee directors and consultants to perform their assigned responsibilities faithfully and diligently, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, this Plan provides that the Company may grant Incentive Stock Options, Non-Statutory Stock Options and Restricted Shares (as each term is hereinafter defined).

   Awards pursuant to this Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be (i) incentive stock options ("Incentive Stock Options") to purchase shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) non-statutory stock options to purchase shares of Common Stock, which are not intended to meet the requirements of Code
Section 422 ("Non-Statutory Stock Options" and, together with Incentive Stock Options, "Options"), and/or (iii) shares of Common Stock awarded pursuant to the provisions of Section 9 of this Plan ("Restricted Shares" and, together with "Options", "Awards").

2. Administration.

   This Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of this Plan shall be final and conclusive. The Board of Directors may in its sole discretion make Awards and authorize the Company to issue shares of Common Stock pursuant to such Awards, as provided in, and subject to the terms and conditions of, this Plan. The Board shall have authority, subject to the express provisions of this Plan, to construe the respective written agreements setting forth the terms and conditions of an Award (each, an "Award Agreement"), to prescribe, amend and rescind rules and regulations relating to this Plan, to determine the terms and provisions of Award Agreements, which need not be identical, to advance the lapse of any waiting, forfeiture or installment periods and exercise dates, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of this Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination taken or made in good faith under or with respect to this Plan or any Award. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under this Plan to a committee (the "Committee") of two or more directors each of whom is a Non-Employee Director (as hereinafter defined), and if the Committee is so appointed all references in this Plan to the Board of Directors shall mean and relate to such Committee to the extent of the powers so delegated. For purposes of this Plan, a director or member of such Committee shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of paragraph (b)(3) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule.

3. Stock Subject to Plan.

   (a) Subject to adjustment as provided in paragraph (b) of this Section 3 and Sections 12 and 13 hereof, the maximum number of shares of Common Stock which may be issued and sold pursuant to Awards made under this Plan is 4,000,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If either (i) Restricted Shares are forfeited following their award under this Plan; or (ii) Options granted under this Plan are canceled, or expire or terminate for any reason without having been exercised in full, the forfeited Restricted Shares, or the unpurchased shares of Common Stock subject to any such Option, as the case may be, shall again be available for subsequent Awards under this Plan. Restricted Shares, Options and shares of Common Stock issuable upon exercise of Options granted under this Plan may be subject to transfer restrictions, repurchase rights or other restrictions as shall be determined by the Board of Directors.

   (b) The maximum number of shares of Common Stock which may be issued and sold pursuant to Awards made under this Plan automatically will be increased from time to time by up to 4,000,000 shares of Common Stock covered by options granted under the Star Scientific, Inc. 1998 Stock Option Plan ("1998 Plan") which remain unexercised at the time of their cancellation, expiration or termination pursuant to the terms of the 1998 Plan.

4. Eligibility.

   Awards shall be made only to persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to (provided, in the case of Incentive Stock Options, such directors or officers are then also employees of), the Company or any Parent Corporation or Subsidiary (as defined in Section 16 hereof). A person who has been granted an Award may, if such person is otherwise eligible, be granted an additional Award or Awards if the Board of Directors shall so determine.

5. Award Agreements.

   As a condition to the grant of an Award under this Plan, each recipient of an Award shall sign an Award Agreement ("Award Agreement") not inconsistent with this Plan in such form, and providing for such terms and conditions, as the Board of Directors shall determine at the time such Award is authorized to be granted. Such Award Agreements need not be identical but shall comply with, and be subject to, the terms and conditions set forth herein. No individual may be granted, in any twelve-month period, Options under this Plan which are exercisable with respect to more than 500,000 shares of Common Stock.

6. Options.

   (a) Purchase Price. The purchase price per share of Common Stock deliverable upon the exercise of an Option (hereinafter sometimes referred to as the "exercise price") shall be not less than the Fair Market Value of the Common Stock as determined by the Board of Directors on the date such Option is granted. The "Fair Market Value" of the Common Stock on any date (the "Value Date") shall mean (i) the closing price of the Common Stock, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if the Common Stock is listed on a stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the Value Date for which a closing price is available, or (ii) if the Board of Directors determines, in the exercise of its business judgment, that such closing price does not properly reflect the Fair Market Value of the Common Stock on the Value Date, then such other price as may then be determined in good faith by the Board of Directors. If the Common Stock is not reported on NASDAQ or listed on any stock exchange, then the Fair Market Value shall be determined in good faith by the Board of Directors.

   (b) Duration. Each Option and all rights thereunder shall expire on such date as the Board of Directors shall determine on the date such Option is granted, but in no event may any Option remain in effect after the expiration of ten years from the day on which such Option is granted (or five years in the case of Options described in paragraph (b) of Section 8 and in
Section 10 hereof), and such Option shall be subject to earlier termination as provided in this Plan. Notwithstanding the foregoing, except as provided under or pursuant to the Code with respect to Incentive Stock Options, if at any time during the last six (6) months of the term of any Option granted under this Plan, the holder thereof is precluded from selling shares of Common Stock underlying such Option solely by reason of the application to such holder of the Company's Insider Trading Compliance Manual (or similar successor policy), the term of such Option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Option holder shall no longer be so precluded.

   (c) Transfer Restrictions. Except as otherwise approved by the Board of Directors, no Option granted under this Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Accordingly, during the life of the holder thereof, an Option shall be exercisable only by or on behalf of such person.

   (d) Payment of Exercise Price. Payment of the exercise price of an Option shall be in cash or, in the sole discretion of the Board of Directors, in capital stock of the Company, by the surrender of other rights to purchase capital stock of the Company (including Options) or by any other lawful means. The Company may, in its sole discretion, make loans to an Option holder in an amount equal to all or part of the exercise price of Options held by such Option holder; provided, that the grant of a loan on any occasion to one or more Option holder(s) shall not obligate the Company to grant loans on any other occasion to such holder, or to any other Option holder.

   (e) Exercise of Options. Each Option granted under this Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the Award Agreement evidencing such Option; provided, however, that, subject to the exception set forth in paragraph (b) above, (i) no Option granted under this Plan shall have a term in excess of ten years from the date of grant (or five years in the case of Options described in paragraph (b) above), and (ii) the periods of time following an Option holder's cessation of employment with the Company, any Parent Corporation or Subsidiary, or service as an Independent Director (as defined in Section 10 hereof), or as consultant or advisor to the Company, any Parent Corporation or Subsidiary, or following an Option holder's death or disability, during which an Option may be exercised, as provided in paragraph
(g) below, shall not be included for purposes of determining the number of shares of Common Stock with respect to which such Option may be exercised.

   (f) Rights as a Stockholder. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of issue of a stock certificate to such person for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

   (g) Effect of Cessation of Service. Notwithstanding anything contained in this Plan to the contrary, no Option may be exercised unless, at the time of such exercise, the recipient is, and has been continuously since the date of grant of such person's Option, employed by (including service as an Independent Director, consultant or advisor) one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the applicable Award Agreement so provides:

     (i) the Option may be exercised within (a) the period of three months after the date the holder thereof ceases to be employed by any of the foregoing entities (or within such lesser period as may be specified in the Award Agreement) for any reason other than death or disability or (b) any period, as determined by the Board in its sole discretion after the date the holder thereof ceases to serve as an Independent Director of or consultant or advisor to any of the foregoing entities (or within such lesser period as may be specified in the Award Agreement) for any reason other than death or disability (either such period being referred to herein as the "Applicable Exercise Period");

     (ii) if the holder thereof dies while in the employ of, or serving as an Independent Director of or consultant or advisor to, the Company, a Parent Corporation or a Subsidiary or within the Applicable Exercise Period after such holder ceases to be such an employee, Independent Director, consultant or advisor, the Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the Award Agreement); and

     (iii) if the holder thereof becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of or while serving as an Independent Director of or consultant or advisor to the Company, a Parent Corporation or a Subsidiary, or within the Applicable Exercise Period after such holder ceases to be such an employee, Independent Director, consultant or advisor, the Option may be exercised within the period of one year after the date such holder ceases to be such an employee or Independent Director of, or consultant or advisor to, any of the foregoing entities because of such disability (or within such lesser period as may be specified in the Award Agreement);

provided, however, that in no event may any Option be exercised after the expiration date of the Option, except to the extent provided in paragraph (b) above;

   In the case of a holder of a Non-Statutory Stock Option whose relationship with the Company or any Parent Corporation or Subsidiary changes during the term of such Option in a manner that does not constitute a complete separation therefrom (for example, from employee to consultant or director, or vice versa), the Board shall have authority to determine whether or not such change constitutes a cessation of employment or service for purposes of this paragraph.

7. Other Awards.

   Awards of Options may be made alone, in addition to or in tandem with Awards of Restricted Shares under the Plan.

8. Incentive Stock Options.

   Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

     (a) Dollar Limitation. The aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, any Parent Corporation or Subsidiary) are exercisable for the first time shall not exceed $100,000 in any one calendar year. In the event that Section 422 of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

     (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such Option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

       (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value thereof at the time of grant; and

       (ii) The exercise period of such Incentive Stock Option shall not exceed five years from the date of grant.

Except as modified by the preceding provisions of this Section 8, all the provisions of the Plan applicable to Options generally shall be applicable to Incentive Stock Options granted hereunder.

9. Restricted Shares.

   (a) Awards of Shares. Awards of Restricted Shares may be made under this Plan on such terms and conditions as the Board of Directors may from time to time approve. Awards of Restricted Shares may be made alone, in addition to or in tandem with Awards of Options under this Plan. Subject to the terms of this Plan, the Board of Directors shall determine the number of Restricted Shares to be awarded to each recipient and the Board of Directors may impose different terms and conditions on a Restricted Share Award than on any other Award made to the same recipient or other Award recipients. Each recipient of Restricted Shares shall, except in the circumstances described in paragraph (b) below, be issued one or more stock certificates evidencing such Restricted Shares. Each such certificate shall be registered in the name of such recipient, and shall bear an appropriate legend referring to the terms and conditions applicable to the Restricted Shares evidenced thereby.

   (b) Forfeiture of Restricted Shares. In making an Award of Restricted Shares, the Board of Directors may impose a requirement that the recipient must remain in the employment or service (including service as a director, advisor or consultant) of the Company or any Parent Corporation or Subsidiary for a specified minimum period of time, or else forfeit all or a portion of such Restricted Shares. In the case of a holder of Restricted Shares whose relationship with the Company or any Parent Corporation or Subsidiary changes during the term of any applicable forfeiture period in a manner that does not constitute a complete separation therefrom (for example, from employee to consultant or director, or vise versa), the Board shall have authority to determine whether or not such change constitutes a cessation of employment or service for purposes of such requirement. In the event any such forfeiture requirement is applicable, the certificate(s) evidencing the Restricted Shares shall be held in custody by the Company until such Shares are no longer subject to forfeiture.

   (c) Rights as a Stockholder; Stock Dividends. Subject to any restrictions set forth in the applicable Award Agreement, a recipient of Restricted Shares shall have voting, dividend and all other rights of a stockholder of the Company as of the date such Shares are issued and registered in recipient's name (whether or not certificates evidencing such Shares are delivered to such recipient). Except as may otherwise be set forth in the applicable Award Agreement, stock dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares under the applicable Award Agreement and shall be subject to the same terms and conditions that apply to the Restricted Shares with respect to which such dividends are issued.

10. Automatic Grants to Independent Directors.

   (a) Automatic Grants of Options to Independent Directors. Each director of the Company who is an Independent Director, as determined by the Company (each, an "Independent Director"), shall be granted under the Plan on the date of such person's first election to the Board of Directors of the Company, Non-Statutory Stock Options to purchase up to 50,000 shares of Common Stock which shall be exercisable over a three-year period in equal installments on each of the first three anniversaries of the date of grant. Each Independent Director will also be granted on the anniversary of such Independent Director's initial election to the Board, Non-Statutory Stock Options to purchase up to 25,000 shares of Common Stock which shall be exercisable immediately. Each such Option shall expire ten years after the date of grant and shall be subject to earlier termination as provided in the Plan. Notwithstanding the foregoing, if at any time during the last six (6) months of the term of any Option granted pursuant to this Section 10, the holder thereof is precluded from selling shares of Common Stock underlying such Option solely by reason of the application to such Independent Director of the policies contained in the Company's Insider Trading Compliance Manual (or any similar successor policies), the term of such Option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Independent Director shall no longer be so precluded.

   (b) Plan Applicable. Except as set forth in this Section 10, all the provisions of the Plan shall be applicable to Awards granted to Independent Directors hereunder.

   (c) Other Independent Director Compensation. Nothing in this Section 10 shall preclude the payment by the Company or any Parent Corporation or Subsidiary to Independent Directors of any other form of compensation, including the granting of Options or Restricted Shares pursuant to other provisions of this Plan.

11. General Award Restrictions.

   (a) Investment Representations. The Company may require any person to whom an Award is made, as a condition of such Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Award for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

   (b) Compliance With Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares of Common Stock subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of such shares thereunder, such shares may not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

12. Recapitalization.

   In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under this Plan and under any Options granted under this Plan. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options, and a corresponding adjustment in the applicable exercise price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

13. Reorganization or Change in Control of the Company.

   (a) Reorganization. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or (iii) of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding Options, either (x) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock, provided that no additional benefits shall be conferred upon holders of Options as a result of such substitution, and the excess of the aggregate Fair Market Value of the shares subject to any Option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the shares subject to such Option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the holders of Options, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding Options; provided, however, that paragraph (b) shall govern acceleration of exercisability of Options with respect to the events described in clauses (i), (ii) and (iii) of such paragraph.

   (b) Change in Control. In case of (i) any consolidation or merger involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the outstanding voting securities of the Company immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who is not, on the date hereof, a "controlling person" (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company, all outstanding Awards, regardless of the date of such Awards, shall (A) in the case of Options, immediately become exercisable with respect to 100% of the shares of Common Stock subject to such Options and (B) in the case of Restricted Shares, immediately become fully vested and no longer subject to any forfeiture unless otherwise provided in the applicable Award Agreement.

14. No Special Employment Rights.

   Nothing contained in this Plan or in any Award Agreement shall confer upon any Award recipient any right with respect to the continuation of such person's employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Award recipient from the rate in existence at the time of the Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of employment for purposes of this Plan or any Award shall be determined by the Board of Directors.

15. Other Employee Benefits.

   The amount of any compensation deemed to be received by an employee as a result of any Award (including the exercise of an Option or the sale of shares of Common Stock received upon such exercise or of Restricted Shares) will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

16. Definition of Subsidiary and Parent Corporation.

   (a) Subsidiary. The term "Subsidiary" as used in this Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of Awards of Non-Statutory Stock Options or Restricted Shares only, the term "Subsidiary" shall also mean any partnership or limited partnership in which the Company or any Subsidiary controls 50% or more of the voting power of such partnership or limited partnership, or any corporation in an unbroken chain of Subsidiaries if each of the Subsidiaries other than the last Subsidiary in the unbroken chain either owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or controls 50% or more of the voting power of any such partnership or limited partnership in such chain.

   (b) Parent Corporation. The term "Parent Corporation" as used in this Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

   (c) Employment. The term "employment", as used in this Plan and in any Award Agreement, shall, unless the context otherwise requires, be defined in accordance with the provisions of Section 1.421-7(h) of the Federal Income Tax Regulations (or any successor regulations).

17. Amendment of this Plan.

   The Board of Directors may at any time and from time to time modify, amend or terminate this Plan in any respect, except to the extent stockholder approval is required by law. The termination or any modification or amendment of this Plan shall not, without the consent of an Award recipient, affect such Award recipient's rights under any Award Agreement unless such Agreement so specifies. With the consent of the Award recipient affected, the Board of Directors may amend outstanding Award Agreements in a manner not inconsistent with this Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of this Plan and of any outstanding Incentive Stock Options granted under this Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

18. Withholding.

   The Company's obligation to deliver Restricted Shares awarded, or shares deliverable upon the exercise of any Option granted under this Plan shall be subject to the Award recipient's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

19. Effective Date and Duration of this Plan.

   (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

   (b) Termination. Unless earlier terminated by the Board of Directors, this Plan shall terminate upon the earlier of (i) the close of business on August 4, 2010 or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of Options granted under this Plan and/or are no longer subject to forfeiture pursuant to the terms of any applicable Award Agreement. If the date of termination is determined under
(i) above, then Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the Award Agreements evidencing such Awards.

                                                                       EXHIBIT E

                            AUDIT COMMITTEE CHARTER

                             STAR SCIENTIFIC, INC.

                               ----------------

Introduction

   The Company's executive management is primarily responsible for the completeness and accuracy of its financial reporting and the adequacy of its internal financial and operating controls. Its Board of Directors (the "Board") has responsibility to oversee management's exercise of these responsibilities. To assist the Board, the Company has established, through its By-laws, an Audit Committee (the "Committee") whose authority and responsibilities are described by this Charter.

Purpose

   This Charter is created in order to define the Committee's objectives, the range of its authority, the scope of its activities and its duties and responsibilities. It is intended to give Committee members, management and external and internal auditors a clear understanding of their respective roles. The Committee and the Board will review and assess the adequacy of this Charter annually.

Mission Statement

   Oversight of the financial reporting process, the system of internal controls and the audit process.

General Guidelines

 Size, Composition and Term of Appointment

  . The Committee is a committee of the Board and shall consist of no fewer than two directors, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as defined by the relevant rules promulgated by the Financial Accounting Standards Board ("FASB"), Securities and Exchange Commission ("SEC"), National Association of Securities Dealers ("NASD") or other applicable self-regulatory body. The Committee shall be made up entirely of outside members of the Board who are independent of management as defined by the relevant SEC, FASB and NASD (or other applicable self-regulatory body) rules. The Board shall appoint the Committee's Chairperson and members annually.

 Meetings

  . The Committee will meet on a quarterly basis and special meetings may be called when circumstances require.

 Oversight by the Board

  . The Committee will report its activities to the full Board on a regular basis so that the Board is kept informed of its activities on a current basis. The Committee will perform all duties determined by the Board.

  . The Board will determine annually that the Committee's members are independent and that the Committee has fulfilled its duties and responsibilities. The Board also will review and assess the adequacy of the Committee's Charter.

 Authority

  . The Committee acts on the Board's behalf in matters outlined below.

 Independent Auditors

  . The Committee, as representatives of the shareholders, has the ultimate authority to select, evaluate and, where appropriate, replace the independent public accountants, or to nominate the independent public accountants to be proposed for shareholder approval in the proxy statement. The Committee will consider management's recommendation of the appointment of the independent public accountants. The Committee will review with management the performance, appointment and/or termination of the independent public accountants.

  . The Committee will ensure that the independent public accountants provide a formal written statement to the Committee setting forth all relationships between the independent public accountants and the Company, consistent with the Independence Standards Board Standard No. 1.

  . The Committee will discuss with the independent public accountants any disclosed relationships or services which may impact the objectivity and independence of the independent public accountants.

  . The Committee will take, or recommend that the full Board take, appropriate action to ensure the independence of the independent public accountants.

  . The Committee will also review with management and the independent public accountants the annual audit scope and approach, significant accounting policies, audit conclusions regarding significant accounting estimates/reserves, and proposed fee arrangements for ongoing and special projects.

  . The Committee will review with management and the independent public accountants their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

  . The Committee will review with management and the independent public accountants the Company's compliance with laws and regulations having to do with accounting and financial matters.

  . The Committee and the Board should consider whether the independent public accountants should meet with the full Board to discuss any matters relative to the financial statements and/or any potentially relevant matters, and to answer any questions that other directors may have.

 Financial Statements

  . The Committee will review with management and the independent public accountants, the Company's interim and year-end financial statements, including management's discussion and analysis, and audit findings (including any significant suggestions for improvements provided to management by the Internal Audit Director, if any, and the independent public accountants). Such review will include a discussion of significant adjustments recorded or adjustments passed.

  . The Committee will request from financial management and the independent public accountants, a briefing on any significant accounting and reporting issues, including any changes in accounting standards or rules promulgated by the FASB, SEC or other regulatory bodies, that have an effect on the financial statements.

  . The Committee will inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

  . The Committee will inquire of management and the independent public accountants if there were any significant financial accounting or reporting issues discussed during the accounting period and, if so, how they were resolved or if not resolved, inquire as to the disagreements.

  . The members of the Committee will discuss among themselves, without management or the independent public accountants present, the quality of the accounting principles applied in the preparation of the

   Company's financial statements and significant judgments affecting the financial statements; and the independent public accountants' view of the quality of those principles and such judgments.

 Private Discussions with Independent Public Accountants

  . The Committee will meet privately with the independent public accountants to request their opinion on various matters including the quality of the Company's accounting principles as applied in its financial reporting, and the quality and performance of its financial and accounting personnel and the internal audit staff, if any.

  . The Committee will also discuss privately with the independent public accountants any issues required by rules of the SEC, FASB and NASD (or other applicable self-regulatory body).

 Areas Requiring Special Attention

  . The Committee will instruct the independent public accountants and the Internal Audit Director, if any, that the Committee expects to be advised if there are any areas that require special attention.

 Post-Audit Review

  . The Committee will review with management and the independent public accountants the annual Management Letter comments and management's responses to each.

  . The Committee will ask the independent public accountants what their greatest concerns were (including any serious difficulties encountered) and if they believe anything else should be discussed with the Committee that has not been raised or covered elsewhere.

 Litigation

  . The Committee will discuss/review with management, Company counsel, and the independent public accountants the substance of any significant issues raised by counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how such matters are reflected in the Company's financial statements.

 Internal Audit

  . The Committee will review with the Internal Audit Director, if any, the annual internal audit plans, scheduling, and staffing.

  . The Committee will review the activities, organizational structure, and qualifications of the internal audit function. The Internal Audit Director, if any, shall have a direct line of communication to the Committee. The Committee will provide the Internal Audit Director, if any, the authority to examine all records and issue independent reports in order to provide objectivity with the internal audit area.

  . The Committee will meet privately with the Internal Audit Director, if any, to request his opinion on various matters including the quality of the independent public accountants and any matters that the Internal Audit Director believes should be reported to the Committee.

  . The Committee will receive and review quarterly the Internal Audit
    Activity Report prepared by the Internal Audit Director, if any.

  . Annually, the Committee will review the continuing professional education for the year of the internal audit staff members.

                                 FORM OF PROXY
                             STAR SCIENTIFIC, INC.

   This proxy is solicited by the Board of Directors of Star Scientific, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on September 14, 2001.

   Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

   Christopher G. Miller, Paul L. Perito and Jonnie R. Williams, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of common stock, par value $.01 ("Common Stock"), of the Company held of record by the undersigned on July 27, 2001, as directed on the reverse side and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on September 14, 2001, and at any adjournments, which matters were unknown to the Board of Directors prior to making this solicitation, as if the undersigned were present and voting at the meeting.

   The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR all items.

   PROPOSAL 1(a). Amendments to Article Eighth of the Restated Certificate of Incorporation and Article III, Sections 2, 4 and 5 of the Company's By-Laws to eliminate the classified board of directors.

      [_] FOR                  [_] AGAINST          [_] ABSTAIN

   PROPOSAL 1(b). Amendments to Article Ninth of the Restated Certificate of Incorporation and Article II, Sections 3 and 10 of the Company's By-Laws to eliminate certain restrictions on stockholder actions.

      [_] FOR                  [_] AGAINST          [_] ABSTAIN

   PROPOSAL 1(c). Amendments to Article Tenth of the Restated Certificate of Incorporation and Article VI, Section 1 of the Company's By-Laws to eliminate supermajority voting provisions.

      [_] FOR                  [_] AGAINST          [_] ABSTAIN

   PROPOSAL 1(d). Amendment to Article Eleventh of the Restated Certificate of Incorporation to provide that the Company not be subject to Section 203 of the Delaware General Corporation Law.

      [_] FOR                  [_] AGAINST          [_] ABSTAIN

   PROPOSAL 2. Amendments to the Restated Certificate of Incorporation to reduce the par value of the Company's capital stock and to make other technical and conforming changes.

      [_] FOR                  [_] AGAINST          [_] ABSTAIN

   PROPOSAL 3. Election of Directors

     FOR ALL NOMINEES [_]                 WITHHOLD ALL NOMINEES [_]

To serve one-year terms if Proposal 1(a) is passed:
  Robert J. Delorenzo                   Paul L. Perito
  Whitmore B. Kelley                    Elliot G. Prager
  Martin Leader                         Leo S. Tonkin
  Christopher G. Miller                 Jonnie R. Williams

To serve three-year terms as Class Three directors if Proposal 1(a) fails:
  Robert J. Delorenzo                 Leo S. Tonkin
  Christopher G. Miller

Instructions: To withhold authority to vote for any individual nominee, place an X in the box marked "FOR ALL NOMINEES" and strike a line through the nominee's name listed above. By placing a line through any nominee you are giving instruction not to vote for that nominee.

   PROPOSAL 4. Proposal to amend the Company's 2000 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance under that plan to 4,000,000 shares.

      [_] FOR                 [_] AGAINST          [_] ABSTAIN

   PROPOSAL 5. Ratification of Aidman, Piser & Company, P.A. as independent auditors for 2001.

      [_] FOR                 [_] AGAINST          [_] ABSTAIN

   This proxy authorizes each of Christopher G. Miller, Paul L. Perito and Jonnie R. Williams to vote at his discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STAR SCIENTIFIC, INC.

                                         Signature: ___________________________
                                         Dated: , 2001

Address Change? Mark Box [_] Indicate changes below:
                                         Signature If Held Jointly: ___________
                                         Dated: , 2001
                                         NOTE: Signature should agree with the
                                         name stenciled hereon. When signing
                                         as executor, administrator, trustee,
                                         guardian or attorney, please give
                                         full title as such. For joint
                                         accounts or co-fiduciaries, all joint
                                         owners or co-fiduciaries should sign.
                                         For an account in the name of two or
                                         more persons, each should sign or if
                                         one signs, he or she should attach
                                         evidence of authority.

                                         ______________________________________

                                       2